As filed with the Securities and Exchange Commission on June __, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CULLEN FUNDS TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[Letterhead of Cullen Funds Trust]

June [_], 2010

Dear Shareholder:

     You are an investor in one or more funds (the “Funds”) offered as part of the Cullen Funds Trust (the “Trust”).

     Two separate special meetings (each, a “Meeting,” and together, the “Meetings”) of the shareholders of each Fund will be held at the offices of Cullen Capital Management LLC, the Funds’ investment adviser, 645 Fifth Avenue, New York, New York on ______, July __, 2010 to vote on the respective proposals listed in the enclosed joint proxy statement for each Meeting. The first Meeting for the Funds will be held at ____ a.m., Eastern time, and the second Meeting for the Funds will be held at ____ a.m., Eastern time.

     At the first Meeting, shareholders of the Funds are being asked to elect the Board of Trustees of the Trust.

     At the second Meeting, shareholders of the Funds are being asked to approve and ratify the Rule 12b-1 Distribution Plans of the Funds and of payments made thereunder since January 1, 2009.

     The Trustees of the Trust, including a majority of the independent Trustees, have reviewed the proposals to be presented at the respective Meetings and concluded they are in the best interest of you, the shareholder, and the Funds and they recommend you vote FOR each of the proposals, including a vote FOR each of the Trustee nominees.

     Each enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust. You are cordially invited to attend each Meeting for each Fund in which you own shares. Shareholders of record who do not expect to vote in person at the Meetings are requested to complete, date and sign the forms of proxy, if received by mail, and return them promptly in the envelope provided for this purpose. You have been provided with the opportunity on your proxy cards or voting instructions forms to provide voting instructions via automated telephone or the Internet, and otherwise authorize the persons named as proxy holders in the enclosed proxies to act on your behalf at the Meetings; please take advantage of those prompt and efficient voting options. You may also vote by live operator. By calling the live operator, you will be able to vote on all proposals for all Funds that you own simultaneously. If you own shares in more than one Fund, calling the live operator may be the fastest way to vote.

     If you have any questions about the proxy material or need voting assistance, you may call our proxy solicitor, Broadridge Financial Solutions, Inc., at (866) 615-7262.

     As the date of the Meeting approaches, if we have not already heard from you, you may receive a telephone call from our proxy solicitor reminding you to exercise your right to vote.

Sincerely,
[signature]

James P. Cullen
Chairman and President

CULLEN FUNDS TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY __, 2010

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a first Special Meeting of Shareholders (the “Meeting”) of the Cullen High Dividend Equity Fund, the Cullen International High Dividend Fund and the Cullen Small Cap Value Fund (each a “Fund,” and collectively the “Funds”), each of which is a series of the Cullen Funds Trust (the “Trust”), will be held on July __, 2010 at [_____]a.m. Eastern time, at the offices of Cullen Capital Management LLC, the Funds’ investment adviser, 645 Fifth Avenue, New York, New York.

     At the Meeting, the following proposals are to be considered and voted on by shareholders of record of the Funds:

Proposal 1:	Election of Trustees.
Proposal 2:	To Conduct Such Other Business As May Be Properly Brought Before the Meeting.

     Shareholders of record at the close of business on May 19, 2010 are entitled to notice of, and to vote at, the Meeting. Shareholders are invited to attend in person. If you plan to attend the Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. Whether you will be able to attend or not, please vote, sign and date the proxy and return it promptly so that a quorum will be present at the Meeting. You also have the opportunity to provide voting instructions via the live operator, the automated telephone process or the Internet. The Funds encourage shareholders to take advantage of these prompt and efficient voting options.

     If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Broadridge Financial Solutions, Inc., at (866) 615-7262.

     Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on July __, 2010: This Notice of Special Meeting of Shareholders, the Joint Proxy Statement and the form of proxy cards are available on the Internet at www.proxyvote.com. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Joint Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees,
[signature]

Rahul D. Sharma
Secretary

CULLEN FUNDS TRUST

NOTICE OF ADDITIONAL SPECIAL MEETING
OF SHAREHOLDERS TO BE HELD ON JULY __, 2010

To the Shareholders:

     NOTICE IS HEREBY GIVEN that a second and additional Special Meeting of Shareholders (the “Meeting”) of the Cullen High Dividend Equity Fund, the Cullen International High Dividend Fund and the Cullen Small Cap Value Fund (each a “Fund,” and collectively the “Funds”), each of which is a series of the Cullen Funds Trust (the “Trust”), will be held on July __, 2010 at _____ a.m., Eastern time, at the offices of Cullen Capital Management LLC, the Fund’s investment adviser, 645 Fifth Avenue, New York, New York.

   At the Meeting, the following proposals are to be considered and voted on by shareholders of record of the Funds:

Proposal 1:	Approval and Ratification of the Rule 12b-1 Distribution Plans of the Funds
Proposal 2:	Approval and Ratification of Certain Payments Made Under Distribution Plans
Proposal 3:	To Conduct Such Other Business as May Be Properly Brought Before the Meeting

     Shareholders of record at the close of business on May 19, 2010 are entitled to notice of, and to vote at, the Meeting. Shareholders are invited to attend in person. If you plan to attend the Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. Whether you will able to attend or not, please vote, sign and date the proxy and return it promptly so that a quorum will be present at the Meeting. You also have the opportunity to provide voting instructions via the live operator, the automated telephone process or the Internet. The Funds encourage shareholders to take advantage of these prompt and efficient voting options.

     If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Broadridge Financial Solutions, Inc., at (866) 615-7262.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on July __, 2010: This Notice of Special Meeting of Shareholders, the Joint Proxy Statement and the form of proxy cards are available on the Internet at www.proxyvote.com. On this website, you will be able to access the Notice of Additional Special Meeting of Shareholders, the Joint Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

i

CONTENTS OF JOINT PROXY STATEMENT

ii

INDEX OF EXHIBITS

iii

CULLEN FUNDS TRUST

JOINT PROXY STATEMENT

SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON JULY __, 2010

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Cullen Funds Trust (the “Board”, with members of the Board referred to as “Trustees”) from the shareholders of the Cullen High Dividend Equity Fund, the Cullen International High Dividend Fund and the Cullen Small Cap Value Fund (each, a “Fund” and collectively, the “Funds”), each of which is a series of the Trust, to be voted at two separate special meetings of the shareholders of the Funds (each, a “Meeting” and together, the “Meetings”). The Trust is a statutory trust organized under the laws of the State of Delaware. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Meetings are scheduled to be held on July __, 2010 at the offices of Cullen Capital Management LLC, the Funds’ investment adviser (the “Adviser”), 645 Fifth Avenue, New York, New York and at any adjournment thereof to vote on the proposals described in this Joint Proxy Statement. The first Meeting will be held at ____ a.m., Eastern time, and the second Meeting will be held at ____ a.m., Eastern time. The Board has determined that the use of this Joint Proxy Statement for the Meetings is in the best interests of each Fund and its shareholders in light of the matters being considered and voted on by the shareholders of each Fund at the Meetings.

     This Joint Proxy Statement will be mailed to shareholders on or about June __, 2010. The close of business on May 19, 2010 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meetings and any adjournments thereof.

     Each Fund of which you are a shareholder is named on each proxy card you receive. If you own shares in more than one Fund as of the Record Date, you may receive more than one proxy card for each Meeting. Even if you plan to attend the Meetings, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposals affecting EACH Fund you own. If you authorize your proxies by telephone or over the Internet, you will be asked to enter a unique control number that has been assigned to you for EACH Fund you own, which is printed on your proxy cards. This control number is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

     By calling the live operator, you will be able to vote on all proposals for all Funds that you own simultaneously. If you own shares in more than one Fund, calling the live operator may be the fastest way to vote.

     All properly executed proxies received prior to the Funds’ Meetings will be voted at the appropriate Meeting. On the matters coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If you are the record owner of your Fund shares and your proxy is properly executed and returned and no choice is specified, the shares will be voted at the first Meeting FOR the election of the Trustee nominees listed in this Joint Proxy Statement. If you are the record owner of your Fund shares and your proxy is properly executed and returned and no choice is specified, the shares will be voted at the second Meeting as follows: (i) FOR the approval and ratification of the Distribution Plan for each class of shares in each Fund in which you own shares, and (ii) FOR approval and ratification of certain payments made under each such Distribution Plan.

     Shareholders who execute proxies may revoke them at any time before they are voted by filing with the applicable Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meetings and voting in person. If your shares are held by your broker or dealer, you must provide voting instructions to such broker or dealer in order to vote your shares.

     Execution and submission of a proxy does not affect your right to attend the Meetings in person.

     The Board may seek one or more adjournments of the Meetings if necessary to obtain a quorum or to obtain the vote required for approval of one or more proposals. A vote may be taken at a Meeting, including any adjournment, on any proposal for which there are sufficient votes for one Fund (or class thereof) even though the Meeting is adjourned as to that same proposal or to other proposals for other Funds (or other classes thereof).

     All costs associated with the Meetings, including the expenses of preparing, printing and distributing this Joint Proxy Statement, and legal expenses, are being borne by the Adviser, the investment adviser to the Funds, and are not an expense to the shareholders.

     The Adviser is located at 645 Fifth Avenue, New York, New York, 10022. Subject to the general supervision of the Trust’s Board, the Adviser is responsible for the day-to-day investment decisions of the Funds in accordance with each Fund’s investment objective and policies. In exchange for these services, the Adviser receives an annual management fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund. As of March 31, 2010, the Adviser had $6.9 billion in assets under management.

     The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser has provided investment advice to investment companies within the Cullen family of funds since July 1, 2000. The Funds’ distributor and principal underwriter, ALPS Distributors, Inc. (“ALPS Distributors”) has its principal office at 1290 Broadway, Denver, Colorado, 80203. The Bank of New York Mellon serves as custodian for the Funds’ cash and securities and also provides administrative and accounting services to the Funds. The Bank of New York Mellon has its principal office at One Wall Street, New York, New York 10286

     You can obtain a copy of the Funds’ most recent Annual Reports and Semi-Annual Reports at no cost by calling the Funds toll-free at 1-877-485-8586 or by writing to Cullen Funds, P.O. Box 13584, Denver, Colorado, 80203. You may also obtain a free copy of these documents on the Funds’ website at http://www.cullenfunds.com. These reports have been previously mailed to shareholders.

     To avoid the unnecessary expense and delay of further solicitation, we urge you to indicate voting instructions on each enclosed proxy card, and if received by mail, date and sign each proxy card and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted in accordance with the recommendations of the Board. If your shares are held in the name of your broker or dealer (i.e., in “street name”), you must provide voting instructions to your broker or dealer about how to vote your shares in order to instruct your broker or dealer to vote your shares on any proposal.

SUMMARY OF PROPOSALS AND FUNDS AFFECTED

     The following chart specifies the Funds (or share classes) whose shareholders will be entitled to vote at each Meeting on each of the proposals being presented for shareholder consideration. The proposals are set forth in each Notice of Special Meeting of Shareholders and are discussed in detail in this Joint Proxy Statement.

FIRST MEETING (“MEETING #1”)

PROPOSAL	AFFECTED FUNDS (CLASSES)

Proposal 1: Election of Trustees	All Funds, voting together: Cullen High Dividend Equity Fund, Cullen International High Dividend Fund and Cullen Small Cap Value Fund

SECOND MEETING (“MEETING #2”)

PROPOSALS	AFFECTED FUNDS (CLASSES)

Proposal 1: Approval and Ratification of Distribution Plans	Cullen High Dividend Equity Fund and Cullen International High Dividend Fund (Retail Class, Class C, Class R1 and Class R2 of each Fund) and Cullen Small Cap Value Fund (Retail Class and Class C)
Proposal 2: Approval and Ratification of Certain Payments Made Under the Distribution Plans	Cullen High Dividend Equity Fund and Cullen International High Dividend Fund (Retail Class, Class C, Class R1 and Class R2 of each Fund) and Cullen Small Cap Value Fund (Retail Class and Class C)

SUMMARY OF VOTING REQUIREMENTS

     The following table summarizes the voting requirements for each of the proposals being presented at each Meeting:

MEETING #1

PROPOSAL	SHAREHOLDERS ENTITLED TO VOTE	VOTE REQUIRED FOR APPROVAL
Proposal 1: Election of Trustees	Shareholders of the Trust vote together for each nominee (shareholders of all Funds of the Trust vote together as a single class)	Each nominee must be elected by a plurality of shareholders of the Trust voting at the Meeting

MEETING #2

PROPOSAL	SHAREHOLDERS ENTITLED TO VOTE	VOTE REQUIRED FOR APPROVAL
Proposal 1: Approval and Ratification of Distribution Plans	Shareholders of each relevant class of each Fund vote separately	Approval by a “majority of the outstanding voting securities” of each relevant class of each Fund
Proposal 2: Approval and Ratification of Certain Payments Made Under Distribution Plans	Shareholders of each relevant class of each Fund vote separately	Approval by a “majority of the outstanding voting securities” of each relevant class of each Fund

     The term “majority of the outstanding voting securities” of a Fund (or class of a Fund, as applicable), as defined in the Investment Company Act and as used in this Joint Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund (or class of a Fund, as applicable), present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund (or class of a Fund, as applicable).

     For Meeting #1, a quorum with respect to the Funds is constituted by one-third of the shares of all Funds outstanding and entitled to vote at that Meeting, present in person or by proxy. For Meeting #2, a quorum with respect to a Fund or class is constituted by one-third of the shares outstanding of that Fund or class and entitled to vote at that Meeting, present in person or by proxy.

     Unless otherwise stated, where an approval is being considered by more than one Fund or class, the approval of any one Fund or class is not contingent on the approval of any other Fund or class, and a proposal will be considered approved for a particular Fund or class where the requisite approval is obtained even if one or more other Funds or classes do not approve the proposal. With respect to Meeting #1, Proposal 1, each nominee for the Board of Cullen Funds Trust will be elected only if approved by a plurality of the shareholders of all Funds, voting together. With respect to Meeting #2, Proposals 1 and 2, because the Distribution Plans are applicable on a class by class basis, the relevant Proposals will be considered approved only with respect to those classes of shareholders of each Fund approving the applicable Proposal by a “majority of their outstanding voting securities”. If shareholder approval is not obtained with respect to a particular class of shares of any Fund, for Proposal 1 or 2, the Board will consider what other action should be taken, which could include resoliciting shareholders.

     The direct or indirect ownership of certain Fund (or class) shares by Messrs. James P. Cullen, John C. Gould, Brooks H. Cullen, Rahul D. Sharma, Steven M. Mullooly and Jeffrey T. Battaglia is set forth in the table “Beneficial Ownership by Trustees and Officers.” Each of these persons is an officer of the Adviser and the Trust. Mr. James P. Cullen also is an interested Trustee of the Trust. As shareholders of the Funds, these persons intend to vote in favor of all the Trustee Nominees and the other applicable proposals. Depending on the number of shares of a Fund or share class outstanding, these favorable votes could be a deciding factor in approving an applicable proposal.

     An abstention by a shareholder from voting on Proposals 1 and 2 of Meeting #2 (whether by the failure to return a proxy card or by voting to abstain either by proxy or in person at the Meeting), each of which requires the approval of a specified percentage of the outstanding shares of the relevant Fund (or class thereof), will have the same effect as a negative vote as to that matter. An abstention will not be counted in favor of, but will have no other effect on the vote for, Proposal 1 of Meeting #1, which requires the approval of a plurality of the shares of the Trust. Shares that are held by a broker-dealer or other fiduciary as record owner for the account of a beneficial owner will be counted for purposes of determining the presence of a quorum and as votes on particular proposals if the beneficial owner has executed and timely delivered the necessary instructions for the record owner to attend a Meeting and vote the shares or to grant a proxy with respect thereto, or if the record owner has and exercises discretionary voting power. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will have the same effect as abstentions in determining whether an issue has received the requisite approval (although such broker “non-votes” will be counted for the purposes of determining if a quorum is present at a Meeting with respect to a Fund or class). Where the broker or nominee has no discretion to vote the shares as to one or more proposals before a Meeting, but grants a proxy for the shares, those shares will be counted toward the quorum but will have the effect of a negative vote on Proposals 1 and 2 of Meeting #2.

     In the event that at the time any session of a Meeting is called to order and a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals set forth in the relevant Notice of Special Meeting have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to those proposals. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxy holders will vote those proxies that they are entitled to vote for any such proposals in favor of such an adjournment, and will vote those proxies required to be voted against any such proposals against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Joint Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

     Holders of record of the shares of beneficial interest of each Fund at the close of business on May 19, 2010 (the Record Date), as to any matter on which they are entitled to vote, will be entitled to one vote per full share and a proportionate share of one vote for each fractional share on all business of the relevant Meeting. The table below sets forth the number of shares outstanding of each Fund as of the Record Date.

Shares Outstanding

     As of May 19, 2010, each Fund of the Trust and each class thereof had shares outstanding of record as set forth in the table below:

Fund	Class (Votes to Which Entitled)	Shares Outstanding on Record Date May 19, 2010

Cullen High Dividend Equity Fund	Retail	14,411,080.965
	I	26,153,458.967
	C	1,697,490.826
	R1	2,192.309
	R2	23.179
Cullen International High Dividend Fund	Retail	5,622,608.861
	I	2,003,524.299
	C	245,967.149
	R1	2,958.646
	R2	23.448
Cullen Small Cap Value Fund	Retail	48,009.392
	I	131,217.819
	C	4,578.878

Beneficial Owners

     As of May 19, 2010, to the knowledge of the Trust, no person owned beneficially or of record 5% or more of the outstanding shares of any class of any Fund except as set forth in the following table:

Fund (Class)	Name and Address	Shares Held	Percent of Outstanding Shares (Class)

Cullen High Dividend Equity Fund	National Financial Services LLC	3,469,172.877	24.07%
(Retail)	200 Liberty Street; 5th Floor
	New York, NY 10281-1003

	Prudential Investment Mgmt Service	771,976.219	5.36
	100 Mulberry St.
	Newark, NJ 07102-4056

	Charles Schwab & Co., Inc.	4,143,851.471	28.75
	101 Montgomery St.
	San Francisco, CA

	Citigroup Global Markets Inc	1,716,961.524	11.91
	700 Red Brook Blvd.
	Owings Mills, MD 21117-5184

Cullen High Dividend Equity Fund	National Financial Services LLC	6,546,865.170	25.03
(I)	200 Liberty Street; 5th Floor
	New York, NY 10281-1003

Cullen High Dividend Equity Fund	Charles Schwab & Co., Inc	524,656.491	30.91
(C)	101 Montgomery St.
	San Francisco, CA 94104

	Citigroup Global Markets Inc	140,324.476	8.27
	700 Red Brook Blvd.
	Owings Mills, MD 21117-5184

Cullen High Dividend Equity Fund	Martin J. Leamy FBO	2,192.309	100.00
(R1)	420 Lexington Avenue; Suite 2007
	New York, NY 10170

Cullen High Dividend Equity Fund	Michael K. Goldberg FBO	23.179	100.00
(R2)	120 S. Riverside Plaza; Suite 1675
	Chicago, IL 60606

Cullen International High Dividend	National Financial Services LLC	3,996,065.486	70.54
Fund (Retail)	200 Liberty Street; 5th Floor
	New York, NY 10281-1003

	Charles Schwab & Co., Inc.	445,498.039	7.92
	101 Montgomery St.
	San Francisco, CA 94104

Cullen International High Dividend	James P. Cullen	278,286.071	13.89
Fund (I)	Cullen Capital Management, LLC
	645 Fifth Avenue
	New York, NY 10022

	National Financial Services LLC	348,548.378	17.40
	200 Liberty Street; 5th Floor
	New York, NY 10281-1003

	Charles Schwab & Co., Inc.	633,711.924	31.63
	101 Montgomery St.
	San Francisco, CA 94104

Cullen International High Dividend	Oppenheimer & Co. Inc. FBO	53,395.184	21.71
Fund (C)	90 Riparian Road
	Highland Park, IL 60035

Cullen International High Dividend	Martin J. Leamy FBO	2,958.646	100.00
Fund (R1)	420 Lexington Avenue; Suite 2007
	New York, NY 10170

Cullen International High Dividend	Michael K. Goldberg FBO	23.448	100.00
Fund (R2)	120 S. Riverside Plaza; Suite 1675
	Chicago, IL 60606

Cullen Small Cap Value Fund	Brooks H. and Kelly D. Cullen	4,153.851	8.65
(Retail)	Cullen Capital Management, LLC
	645 Fifth Avenue
	New York, NY 10022

	National Financial Services LLC	15,401.244	32.08
	200 Liberty Street; 5th Floor
	New York, NY 10281-1003

	MG Trust Company Cust. FBO	11,206.370	23.34
	Schafer Cullen Capital Management, Inc.
	700 17th Street; Suite 300
	Denver, CO 80202

	Morgan Keegan & Co.	8,331.419	17.35
	410 Audobon Drive
	Ruston, LA 72170

Cullen Small Cap Value Fund (I)	James P. Cullen	99,922.155	76.15
	Cullen Capital Management, LLC
	645 Fifth Avenue
	New York, NY 10022

Cullen Small Cap Value Fund (C)	Sep FBO John R. Poole	920.810	20.11
	P.O. Box 2052
	Jersey City, NJ 07303-9998

	Morgan Keegan & Co.	1,816.530	39.67
	90 Crystal Creek Drive
	Wetumpka, AL 36092

	ARL W. Mitchell, Trustee	877.193	19.16
	8 Cripple Creek Run
	Milton, DE 19968-9731

	Rebosio JT	864.304	18.88
	4123 Forest Drive
	Weston, FL 33332

Beneficial Ownership by Trustees and Officers

     As of May 19, 2010, the trustees and officers of each Fund collectively beneficially owned less than 1% of the outstanding shares of each class of each Fund, except as set forth below.

Fund (Class)	Shares Held	Percentage of Outstanding Shares (Class)

Cullen High Dividend Equity (Retail)	261,845.371	1.82%

Cullen International High Dividend Fund (I)	353,320.878	17.64

Cullen Small Cap Value Fund (I)	99,922.155	76.15

Cullen Small Cap Value Fund (Retail)	4,153.851	8.65

Cullen Small Cap Value Fund (C)	100.041	2.18

MEETING #1

PROPOSAL 1: ELECTION OF TRUSTEES: ALL FUNDS

     Section 16 of the Investment Company Act effectively requires that at least 2/3 of the members of a mutual fund’s board be elected by shareholders. The Trust has not elected Board members since the inception of the Trust’s operation in 2000. Since that time, as a result of retirements and subsequent appointments of new Board members, the Trust has approached its statutory limitation under the Investment Company Act and can no longer appoint additional Board members without a shareholder vote.

     In order to assure the continuity and uninterrupted functioning of the Board, and to allow the Board to appoint new Trustees in the future as circumstances and conditions may warrant, the Trust’s current Trustees believe that it is prudent and appropriate for shareholders to elect the four nominees set forth in the two tables below (the “Trustee Nominees”), three of whom—Messrs. Cullen, Fredericks and Garry—are currently Trustees of the Trust. By electing the Trustee Nominees, the Trustees of the Trust will have the flexibility necessary to appoint new members in the future in compliance with the requirements of the Investment Company Act. Additionally, election of the Trustee Nominees would increase the size of the Board and increase the number and percentage of the members of the Board who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act) of the Trust (trustees who are not such “interested persons” being herein referred to as “Independent Trustees”). Accordingly, it is proposed, and the Board recommends, that, at Meeting #1, shareholders elect the Trustee Nominees identified in this Joint Proxy Statement.

Interested Trustee Nominee

Name, Age and Address	Positions Held With the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (Assuming Shareholder Approval)
James P. Cullen**†	Trustee and	Since 2000	President, Controlling Member and	3
Cullen Capital	President		Portfolio Manager, Cullen Capital
Management LLC			Management LLC, since May 2000;
645 Fifth Avenue			President, Schafer Cullen Capital
New York, NY 10022			Management, Inc., a registered
Born: 1938			investment adviser, from December
1982 to present.

*	Each Trustee shall hold office until he resigns, is removed or his successor is duly elected and qualified.

**	Mr. James P. Cullen is an “interested person” of the Trust as defined in Section 2(a)(19) of the Investment Company Act due to his affiliations with Cullen Capital Management LLC.

†	Mr. James P. Cullen is the father of Mr. Brooks H. Cullen.

Independent Trustee Nominees

Name, Age and Address	Positions Held With the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (Assuming Shareholder Approval)

Daniel _. Campbell	Independent	N/A	Retired since 2003; Managing	3
c/o Cullen Capital	Trustee Nominee		Director Global Hybrid Capital
Management LLC			Products, Deutsche Bank 2001 to
645 Fifth Avenue			2003; Managing Director Preferred
New York, NY 10022			Bond Trading / Global Head Fixed
Born:			Income Capital Products, Merrill
Lynch 1983 to 2001.

Stephen G.	Independent	Since 2002	Retired since 2009; Institutional	3
Fredericks	Trustee		Trader, Raymond James &
c/o Cullen Capital			Associates, 2002 to 2009; Institutional
Management LLC			Trader, ABN AMRO Inc, 1995 to
645 Fifth Avenue			2001.
New York, NY 10022
Born: 1942

Robert J. Garry	Independent	Since 2000	Executive Vice President/ Chief	3
c/o Cullen Capital	Trustee		Financial Officer, New York City
Management LLC			Off-Track Betting Corporation, since
645 Fifth Avenue			November 2007; Corporate
New York, NY 10022			Controller, Yonkers Racing
Born: 1945			Corporation, 2001 to September 2007;
Chief Operations Officer, The Tennis
Network Inc., March 2000 to 2001;
Senior Vice President and Chief
Financial Officer, National
Thoroughbred Racing Association,
1998 to 2000; Director of Finance and
Chief Financial Officer, United States
Tennis Association, prior thereto.

*	Each Trustee shall hold office until he resigns, is removed or until his successor is duly elected and qualified.

     None of the Trustee Nominees serve as a director of any public company other than the Trust. (This includes only directorships of companies required to register or file reports with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934 or other investment companies registered under the Investment Company Act.)

     At a meeting held on May 6, 2010, the Nominating Committee of the Board nominated the Trust’s three current Trustees and one new Trustee candidate for consideration by the Board. At a meeting held on May 6, 2010, the Board received, accepted and endorsed the nominations presented by the Nominating Committee, nominated all Trustee Nominees and voted to present each of them to shareholders for election.

     If elected, the term of each Trustee Nominee will begin on the date of the Meeting or, in the event of an adjournment or adjournments of the Meeting, on such later date as shareholder approval is obtained. If Proposal 1 is approved with respect to the Trust it is anticipated that Mr. James P. Cullen will remain Chairman of the Board of the Trust, until any successor is elected.

     The Trust believes that the Trustee Nominees will bring a wide range of expertise to the Board. Mr. Cullen is an interested Trustee Nominee. Each of the three remaining nominees, if elected, would be Trustees who are Independent Trustees. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements for the Trust. If any or all of the Trustee Nominees are not elected, any Trustees elected or holding over will consider what additional action, if any, is appropriate based on the interests of the Funds’ shareholders.

     Each of the Trustee Nominees has agreed to serve if elected at the Meeting. It is the intention of the persons designated as proxy holders in this Joint Proxy Statement, unless otherwise directed therein, to vote at the Meeting FOR the election of the Trustee Nominees named in the two tables above. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxy will vote the subject shares for such other person(s) as the Board may recommend. Proxies that do not contain specific instructions to the contrary will be voted in favor of the election of each of the Trustee Nominees.

     The table below sets forth certain information concerning the Trust’s officers, with the exception of James P. Cullen, with respect to whom information is set forth above.

Officers of the Trust

Name, Address and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years

John C. Gould	Executive Vice	Since 2000	Executive Vice President and Portfolio
Cullen Capital	President		Manager, Cullen Capital Management LLC,
Management LLC			May 2000 to Executive Vice President and
645 Fifth Avenue			Portfolio Manager, Schafer Cullen Capital
New York, NY 10022			Management, Inc., from 1989 to present.
Born: 1960

Brooks H. Cullen†	Vice President	Since 2000	Vice President and Portfolio Manger, Cullen
Cullen Capital			Capital Management LLC, since May 2000;
Management LLC			Vice President and Portfolio Manager Schafer
645 Fifth Avenue			Cullen Capital Management, Inc., from 1996 to
New York, NY 10022			present.
Born: 1967

Rahul D. Sharma	Secretary	Since 2000	Secretary, Cullen Capital Management LLC,
Cullen Capital			since May 2000; Portfolio Manager, Cullen
Management LLC			Capital Management LLC, 2007 to present;
645 Fifth Avenue			Vice President and Portfolio Manager, Schafer
New York, NY 10022			Cullen Capital Management, Inc., 1998 to
Born: 1970			present.

Steven M. Mullooly	Chief Compliance	Since 2006	Chief Compliance Officer, Cullen Capital
Cullen Capital	Officer		Management LLC since August 2006; Chief
Management LLC			Compliance Officer, Ladenburg Thalmann &
645 Fifth Avenue			Co., Inc., Ladenburg Thalmann Asset
New York, NY 10022			Management, and Ladenburg Thalmann Europe
Born: 1964			from November 2004 to June 2006; Vice
President – Compliance, Donaldson Lufkin and
Jenrette and Co., from July 2000 to June 2004.

Jeffrey T. Battaglia	Treasurer	Since 2007	Chief Financial Officer, Cullen Capital
Cullen Capital			Management LLC, since February 2007;
Management LLC			Manager, KPMG LLP, from September 2001 to
645 Fifth Avenue			February 2007; Certified Public Accountant,
New York, NY 10022			Washington State.
Born: 1978

*	Officers hold their positions with the Trust until a successor has been duly elected and qualified.

†	Mr. Brooks H. Cullen is the son of Mr. James P. Cullen.

Information Concerning Management of the Adviser

     The individuals listed below serve as principal executive officers of the Adviser. A “*” indicates that an officer also holds a position as an officer or Trustee with respect to the Trust.

James P. Cullen*	President

John C. Gould*	Executive Vice President

Brooks H. Cullen*	Vice President

Jeffrey T. Battaglia*	Chief Financial Officer

Rahul D. Sharma*	Vice President

Steven M. Mullooly*	Chief Compliance Officer

     The table in Exhibit A sets forth the dollar range of equity securities beneficially owned by each Trustee and Trustee Nominee in each Fund as of May 19, 2010.

     As of the Record Date, the Independent Trustee Nominees (each Trustee Nominee who, if elected, would qualify as an Independent Trustee, an “Independent Trustee Nominee”) and their immediate family members did not own, beneficially or of record, any securities in the Adviser, ALPS Distributors or in any persons (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or ALPS Distributors.

     Qualifications of Trustees

     Generally, no one factor was decisive in the original selection of the Trustees to the Board, nor in the nomination of the Trustee Nominees. Qualifications considered by the Board to be important to the selection and retention of Trustees include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise at performing policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the Board; (v) the individual’s ability to work effectively with the other members of the Board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective Trustee. In addition, the individual’s ability to review and critically evaluate information, evaluate Fund service providers and exercise good business judgment on behalf of the Funds’ shareholders, as well as prior service on the Board and familiarity with the Funds, are considered important attributes.

     While the Board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for Trustee. The Board generally considers the manner in which each Trustee’s professional experience, background, skills, and other individual attributes will contribute to the effectiveness of the Board. Each Trustee’s individual educational and professional experience is summarized in the tables above.

Responsibilities of the Board

     The Board is responsible for overseeing the Adviser’s management and operations of the Funds pursuant to the respective investment management agreements. Trustees also have significant responsibilities under the federal securities laws. Among other things, they oversee the performance of the Funds;

  monitor the quality of the advisory and shareholder services provided by the Adviser;

  review annually the fees paid to the Adviser for its services;

  monitor potential conflicts of interest between the Funds and the Adviser;

  monitor distribution activities, custody of assets and the valuation of securities; and

  oversee the Funds’ compliance program.

     In performing their duties, Trustees receive detailed information about the Funds and the Adviser on a regular basis, and meet at least quarterly with management of the Adviser to review reports relating to each Fund’s operations. The Trustees’ role is to provide oversight and not to provide day-to-day management.

     The Board has all powers necessary or convenient to carry out its responsibilities. The Board may, for instance, adopt bylaws providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such bylaws do not reserve that right to the shareholders. They may increase or reduce the number of Board members and may, subject to the relevant provisions of the Investment Company Act, fill Board vacancies. Board members also may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may establish and terminate committees who may exercise the powers and authority of the Board as determined by the Trustees. They may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Board committee and to any agent or employee of the Trust or to any custodian, transfer agent, investor servicing agent, principal underwriter or other service provider for a Fund.

     Unlike public operating companies, mutual funds do not typically hold annual meetings. Accordingly, the Trust does not have a policy pertaining to attendance at annual shareholder meetings by Trustees.

     To communicate with the Board or a Trustee, a shareholder should send a written communication addressed to the Board or Trustee to the attention of the Secretary of the Trust at the following address: 645 Fifth Avenue, New York, NY 10022. Shareholders who prefer to communicate by email may send their comments to info@schafer-cullen.com. All shareholder communications received will be forwarded to the Board or to the appropriate Trustee.

Risk Oversight by the Board

     As previously disclosed, the Board oversees the management of the Trust and the Funds and meets at least quarterly with management of the Adviser to review reports and receive information regarding each Fund’s operations. Risk oversight relating to the Trust and the Funds is one component of the Board’s oversight and is undertaken in connection with the duties of the Board. As described above, the Board’s committees assist the Board in overseeing various types of risks relating to the Trust and the Funds. The Board receives reports from committees regarding their areas of responsibility and, through those reports and its interactions with management of the Adviser during and between meetings, analyzes, evaluates, and provides feedback on the Adviser’s risk management process. In addition, the Board receives information regarding, and has discussions with senior management of the Adviser about, the Adviser’s risk management systems and strategies. Finally, the Funds’ Chief Compliance Officer (“CCO”) reports to the Board at least quarterly regarding compliance and legal risk concerns. In addition to his quarterly reports, the CCO provides an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Funds during meetings with the Independent Trustees. The CCO updates the Board on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also is in charge of reporting to the Board regarding any problems associated with the Funds’ compliance policies and procedures that could expose the Funds to risk. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board.

Remuneration of Trustees

     No employee of the Adviser or ALPS Distributors or any of their affiliates receives any compensation from the Trust or a Fund for acting as an officer or Trustee of the Trust. The Independent Trustees are paid a fee of $3,000 from each Fund for each Board meeting of the Trust that they attend.

     The table in Exhibit B set forth information concerning the aggregate compensation received by each Trustee from the Trust and total compensation received by each Trustee from each of the Funds for the Trust’s most recent fiscal year. The Trustees do not receive any pension or retirement benefits from the Trust.

Board Leadership Structure and Board Committees

     James P. Cullen currently serves as the Chairman of the Board and President of the Trust and has served in such capacity since the inception of the Trust in 2000. Mr. Cullen is the only member who is an “interested person” as that term is defined in the Investment Company Act. The remaining members are expected for the foreseeable future to continue to be Independent Trustees. The Independent Trustees meet separately to consider a variety of matters that are scheduled to come before the Board and meet periodically with the Funds’ CCO and independent auditors. They are advised by independent legal counsel. No Independent Trustee may serve as an officer or employee of the Trust. The Board has also established several committees, as described below. Each of the Audit Committee and the Nominating Committee is comprised solely of Independent Trustees. The Board believes that the current leadership structure, with Independent Trustees filling all but one position on the Board, and with these Board committees comprised only of Independent Trustees, is appropriate and allows for independent oversight of the Funds. The Board further believes that having Mr. Cullen serve as Chairman brings management and financial insight that is important to the Board’s decisions and also is in the best interest of shareholders.

     The Board of Trustees has an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. The Audit Committee is comprised of Messrs. Garry and Fredericks, both of whom are Independent Trustees. The Audit Committee charter is attached as Exhibit C. The Nominating Committee is comprised of Messrs. Garry and Fredericks and is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Valuation Committee, which is comprised of Messrs. Cullen and Gould, is responsible for (1) monitoring the valuation of Funds’ securities and other investments; and (2) as required by each series of the Trust’s valuation policies, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Audit Committee met two (2) times, the Nominating Committee did not meet and the Valuation Committee met seven (7) times during the Trust’s fiscal year ended June 30, 2009.

     The Board of the Trust, including the Independent Trustees, unanimously recommends that the shareholders of the Funds vote “For” the election of each of the Trustee Nominees.

MEETING #2

BACKGROUND

Legal and Regulatory Structure

     The Investment Company Act vests special responsibilities with the board of trustees of a fund for reviewing fund contracts and distribution plans and for compliance with certain exemptive rules. For instance, Section 15 of the Investment Company Act requires a fund’s investment management agreement to be approved initially by both (i) the fund’s board (including by a majority of Independent Trustees and (ii) the fund’s shareholders. Each agreement may have an initial term of two years, but must be approved annually thereafter at an in-person meeting by a majority of the board, including a majority of its Independent Trustees.

     The Investment Company Act contains specific rules concerning the composition of a fund’s board of trustees. Section 10(a) requires that at least 40% of the trustees be Independent Trustees. However, a higher percentage of Independent Trustees is required if a fund wishes to implement a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. Rule 12b-1 requires that a board be constituted by a majority of Independent Trustees “who have no direct or indirect interest in the operation of the plan or in any agreements related to the plan” in order to approve a plan of distribution and related agreements, as well as to approve the renewal of any such plans and agreements annually. Under a Rule 12b-1 plan of distribution, fund assets may be used to facilitate distribution of fund shares and pay for other shareholder services. If a fund board that is properly constituted with Independent Trustees who do not have an interest in the plan fails to approve the plan of distribution, the distribution plan automatically terminates.

     A majority of Independent Trustees is also required to utilize certain exemptive rules adopted by the SEC on which funds typically rely, and on which the Funds have relied.

Information About the Funds’ Distribution Plans

     Each Fund has adopted and has maintained a Distribution Plan under Rule 12b-1 for each of its Retail Class, Class C, Class R1 and Class R2 shares (collectively, the “Distribution Plans”) since the inception of each such Class. During 2009, the continuation of the Distribution Plans relating to the Retail Class and Class C shares of each of the High Dividend Equity Fund and the International High Dividend Fund was approved by the Trustees at a meeting held on May 7, 2009, the Distribution Plans relating to the Class R1 and Class R2 shares of each of the High Dividend Equity Fund and the International Equity Fund were initially approved by the Trustees at a meeting held on February 12, 2009 and the Distribution Plan relating to the Retail Class, Class C, Class R1 and Class R2 shares of the Cullen Small Cap Value Fund (the “Small Cap Fund”) was initially approved by the Trustees at a meeting held on August 6, 2009.

     In January 2010, management of the Trust became aware that there could be an issue as to the independence of one Trustee it had theretofore believed in good faith to be qualified as an Independent Trustee. Commencing in early 2009, this Trustee began providing risk management and portfolio management services to Schafer Cullen Capital Management, Inc. (“SCCM”), an affiliate of the Adviser, with respect to a hedge fund managed by SCCM. SCCM and this Trustee intended for these services to be consulting in nature. However, if such services could be characterized as having been performed pursuant to an employment relationship, the services could call into question this Trustee’s independence. If this Trustee were considered to be an “interested person” under the Investment Company Act, such classification of the Trustee would result in the Board not having been composed of a majority of Independent Trustees beginning in early 2009. In February 2010, this Trustee and one other Trustee resigned from the Board so that the potential absence of a majority of Independent Trustees was rectified.

     Management determined that there was a potential issue over whether the Distribution Plans may have lapsed or, in some cases, may not properly have been approved in the first instance due to the Board potentially not having a majority of Independent Trustees at the time in 2009 when the Board took relevant actions with respect to the Distribution Plans. Not having a majority of Independent Trustees would also affect the Funds’ ability to rely on various exemptive rules under the Investment Company Act.

     Both management and the Trustees, including the Independent Trustees, believe in good faith that the Board was composed in a way that met the applicable regulatory requirements and that the Distribution Plans were, as applicable, approved or renewed in accordance with the Investment Company Act. Nonetheless, in order to diminish any issues associated with the uncertainty about the one Trustee’s independence, the Trustees have determined to present proposals 1 and 2 of Meeting #2 for a vote of the shareholders of the Funds and the relevant share classes.

Board and Management Actions

     Once management became aware of the issues surrounding the Board potentially not being properly composed during 2009, it notified the Board. A Board meeting was held on February 11, 2010, at which management presented the issues to the Board and the Board requested a legal memorandum be prepared analyzing the issues and outlining recommended corrective steps if determined to be necessary. Immediately prior to that meeting, two Trustees resigned so that the remaining Independent Trustees represented a majority of the Board. At management’s recommendation, the Independent Trustees consulted independent legal counsel to assist them in reviewing and approving any course of action. On or about March 23, 2010, management presented the Trustees with a memorandum outlining the nature of the potential issue and recommending corrective steps. The Adviser concluded that the costs of addressing this issue, including the costs of any proxy solicitation related to this issue, would be borne by the Adviser or its affiliates, and not by the Trust.

     After delivery of the memorandum to the Trustees, management discussed with the SEC and the independent auditors of the Trust the proposed corrective steps recommended in the memorandum.

     The Board, including a majority of the Independent Trustees of the Board, as reconstituted to ensure that a majority of the Board was comprised of Independent Trustees, at an in-person meeting held on May 6, 2010:

     (1) approved and ratified the Distribution Plans of the Funds and relevant share classes (as described in Proposal 1 of Meeting #2), in each case on the same terms as the Distribution Plans as previously approved or continued in 2009; and

     (2) approved and ratified payments made since January 1, 2009 under the Distribution Plans that may not have been properly approved or continued during 2009 (Proposal 2 of Meeting #2).

     At its May 6, 2010 meeting, the Board also directed that a meeting of shareholders be called to consider approval and ratification of the Distribution Plans and to consider approval and ratification of the Board’s decision to approve the payments made under the Distribution Plans that may not have been properly approved or continued during 2009.

     Pending shareholder consideration of these proposals, the Funds have been operating under the Distribution Plans. The Independent Trustees were separately advised by independent counsel on all of these matters and had an opportunity to discuss them both with and without the Adviser’s personnel present. In addition, the Adviser enhanced its processes for reviewing the status and relationships of the Trustees to ensure that the Board has the requisite number of Independent Trustees.

PROPOSAL 1: APPROVAL AND RATIFICATION OF DISTRIBUTION PLANS: RETAIL CLASS, CLASS C, CLASS R1 AND CLASS R2 SHARES OF HIGH DIVIDEND EQUITY FUND AND INTERNATIONAL HIGH DIVIDEND FUND AND RETAIL CLASS AND CLASS C SHARES OF SMALL CAP FUND

     As described above under “Background”, the Board is proposing that, at Meeting #2, shareholders of the above-identified classes of each Fund (each of which has previously adopted a Distribution Plan) approve and ratify such Distribution Plan. Each relevant class of each Fund is listed in Exhibit D, and a copy of each Distribution Plan is attached hereto as Exhibit E.

     The Plans were entered into pursuant to Rule 12b-1 under the Investment Company Act. Under the Distribution Plans, the relevant classes of each Fund pay ALPS Distributors distribution fees on the average daily net assets of those classes at the respective annual rates set forth in the table in Exhibit F, regardless of the amount of distribution expenses incurred. Payments may be made by the Funds under the respective Distribution Plans for the purpose of financing any activity primarily intended to result in the sale of Fund shares, as determined by the Board. Such activities typically include advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Funds may finance without their Plans, the Funds may also make payments to finance such activity outside of their Plans and not subject to their respective limitations.

     Each Distribution Plan will continue in effect with respect to a class for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plan. Any material amendment of any Distribution Plan would require the approval of the Board in the same manner.

Considerations

     The Board, including the Independent Trustees (each of whom has no direct or indirect financial interest in the operation of the Distribution Plans or any agreements related to the Distribution Plans), unanimously approved and ratified the continuation of the Distribution Plans at a meeting held on May 6, 2010, and the Board determined to request the approval and ratification of the Distribution Plans by the holders of shares of the relevant classes of each Fund. At this meeting of the Board, the Independent Trustees had the opportunity to meet with the representatives of management and were advised by independent legal counsel on their legal responsibilities in considering approval and ratification of the Distribution Plans. In approving and ratifying each Distribution Plan, the Board considered various factors, including (i) whether the Distribution Plans have resulted and will result in a benefit to the Funds’ shareholders by resolving or alleviating existing issues relating to the distribution of the shares of the relevant classes of the Funds, (ii) the merits of alternative distribution methods, (iii) the interrelationship between the Distribution Plans and the activities of other persons financing the distribution of the Funds’ shares and (iv) the extent to which third parties may benefit from the Distribution Plans and how these benefits compare to the benefits experienced by the Funds from the Distribution Plans. The Independent Trustees determined that there is a reasonable likelihood that the Distribution Plans will benefit each Fund and its shareholders and that the costs of the Distribution Plans are primarily intended to result in the sale of Fund shares. Based on these and other factors, the Board determined that there is a reasonable likelihood that each of the Distribution Plans will benefit the relevant classes of the Funds and their shareholders. The fees that the Funds pay ALPS Distributors under the Distribution Plans will be paid based on the average daily net assets of the relevant classes of the Funds at the annual rates set forth in the table in Exhibit F. The amounts of fees and expenses each relevant Fund class actually has paid under its Distribution Plan during its most recent fiscal year are shown in the table in Exhibit G. All payments have been, or would be, made to ALPS Distributors or its predecessor as distributor.

     The Board, including the Independent Trustees, unanimously recommends that the shareholders of each relevant Fund share class vote “For” approval and ratification of the Distribution Plans.

PROPOSAL 2: APPROVAL AND RATIFICATION OF CERTAIN PAYMENTS MADE UNDER DISTRIBUTION PLANS: RETAIL CLASS, CLASS C, CLASS R1 and CLASS R2 OF THE HIGH DIVIDEND EQUITY FUND AND INTERNATIONAL HIGH DIVIDEND FUND AND RETAIL CLASS AND CLASS C SHARES OF SMALL CAP FUND

     In addition to proposing approval and ratification of the Distribution Plans for certain classes of the Funds (see Proposal 1 of Meeting #2), the Board is proposing that shareholders of each class of each Fund that has adopted a Distribution Plan approve and ratify certain payments made since January 1, 2009 by each Fund to ALPS Distributors or its predecessor as distributor pursuant to the Distribution Plans. The payments proposed to be approved and ratified are those made under these Distribution Plans since their initial approval in 2009 (in the case of the Class R1 and Class R2 shares of the High Dividend Equity Fund and the International High Dividend Fund and the Retail Class and Class C shares of the Small Cap Fund) or from the date of continuation in 2009 (in the case of the Retail Class and Class C shares of the High Dividend Equity Fund and the International High Dividend Equity Fund). The respective amounts of such payments from January 1, 2009 through April 30, 2010 are set forth in Exhibit H.

Considerations

     The Board, including the Independent Trustees, unanimously approved and ratified payments previously made by each Fund to ALPS Distributors or its predecessor distributor pursuant to the Distribution Plans, at a meeting on May 6, 2010, and the Board determined to request the approval and ratification of such payments by the holders of shares of the applicable classes of each Fund. In determining to approve and ratify such payments and recommend their approval and ratification by shareholders, the Board took into account the belief of management of the Trust that such payments were made pursuant to bona fide services rendered pursuant to the Distribution Plans.

     In granting their unanimous approval, the Independent Trustees, who were advised by independent counsel, considered that:

  the Funds and their shareholders have experienced no economic harm during the applicable period as a result of the potential issue over whether the Distribution Plans may have lapsed and have borne no more expense than what the Funds would have borne had there been no such potential issue;

  notwithstanding the issue over whether the technical requirements of the Investment Company Act were met, the Board had intended and desired that the Distribution Plans be entered into and/or continue uninterrupted;

  the Adviser has agreed to pay for the costs of soliciting shareholder approval and ratification of the Distribution Plans and the approval and ratification of the payments made thereunder;

  the Investment Company Act permits a court to enforce a contract that otherwise violates the Investment Company Act or rules thereunder should a court determine that such enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the underlying purposes of the Investment Company Act; and

  should Board or shareholder approval be withheld, ALPS Distributors could seek to obtain some or all of these payments through legal action on the grounds that it would be unjust to withhold payments for services rendered under the Distribution Plans, the unintended potential lapse of which may have resulted from events described (see “Background”), and, in the view of legal counsel, there would be a strong likelihood of ALPS Distributors prevailing on such grounds.

     Having considered the absence of harm to the Funds’ shareholders, the Board unanimously approved and ratified all payments previously made under the Distribution Plans.

     The Board, including the Independent Trustees, unanimously recommends that the shareholders of each relevant Fund share class vote “For” approval and ratification of the relevant payments made under the Distribution Plans.

OTHER INFORMATION

     All proxies received by the management of the Trust will be voted on all matters presented at each Meeting, and if not limited to the contrary, will be voted FOR all Trustee Nominees at Meeting #1 and FOR Proposals 1 and 2 at Meeting #2. Management knows of no other matters to be brought before either Meeting. If, however, any other matters properly come before a Meeting, it is management’s intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Information on the Trust’s Independent Accountants

     PricewaterhouseCoopers LLP (“PWC”), 100 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, serves as the Trust’s independent registered public accounting firm. Representatives of PWC are not expected to be present at the Meetings but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Information about Audit and Other Fees

     Audit Fees

     The following table shows the aggregate fees billed to the Trust in each of the last two fiscal years by PWC for professional services rendered in connection with the audit of the Funds’ annual financial statements or services that are (or were) normally provided by PWC in connection with statutory and regulatory filings or engagements:

Fund	Fiscal Year 2009	Fiscal Year 2008

High Dividend Equity Fund	$28,775	$35,000
International High Dividend Fund	28,775	35,000

Audit-Related Fees

     For fiscal year 2008, PWC billed $2,265 to each of the High Dividend Equity Fund and the International High Dividend Fund for accounting consultation services rendered in connection with regulatory filings and requirements. For fiscal year 2009, PWC did not bill the Funds for any fees related to the performance of the audit or review of financial statements, but that are not reported under “Audit Fees.”

Tax Fees

     For fiscal year 2008, PWC billed $1,317 to each of the High Dividend Equity Fund and the International High Dividend Fund for services relating to tax distribution and analysis reviews. For fiscal year 2009, PWC did not bill the Funds for any fees associated with tax compliance, tax advice or tax planning.

All Other Fees

     For each Fund’s two most recent fiscal years, PWC did not bill any fees for products and services provided to any Fund other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

     The Audit Committee approves all audit services and any permitted non-audit services to be provided by PWC directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by PWC to (1) the Adviser and (2) any entity in a control relationship with the Adviser that provides ongoing services to the Funds (“Affiliated Service Providers”), provided that the engagement of PWC relates directly to the operation and financial reporting of the Funds.

     The Audit Committee has adopted policies and procedures with regard to the pre-approval of services. The Audit Committee is charged with the responsibility to monitor the independence of the Trust’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Audit Committee’s evaluation will be based on:

  a review of the nature of the professional services expected to be provided,

  a review of the safeguards put into place by the accounting firm to safeguard independence; and

  periodic meetings with the accounting firm.

     For each Fund’s two most recent fiscal years, there were no fees paid for non-audit services to the Adviser and Affiliated Service Providers for which pre-approval by the Audit Committee was required, or for which pre-approval was not required.

Solicitation of Proxies

     Costs associated with the Meetings, including the expenses of preparing, printing and distributing this Joint Proxy Statement and legal expenses, will be borne by the Adviser. In addition to solicitation by mail, certain officers and representatives of the Trust, certain officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies in person or by telephone.

     Broadridge Financial Solutions, Inc. (the “Agent”) has been engaged to assist in the solicitation of proxies at an estimated fee (including reimbursement of certain out-of-pocket expenses) of approximately $91,000, which expenses will be borne entirely by the Adviser and not by shareholders. As the Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of the Agent if their vote has not yet been received. Authorization to permit the Agent to execute proxies may be obtained by telephonic or electronic transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically or electronically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote and the shareholder’s voting instructions are accurately determined.

     In all cases where a telephonic proxy is solicited, the Agent’s representative is required to ask for each shareholder’s full name and address, last four digits of the shareholder’s social security or tax identification number, title of the person and whether such person is authorized to direct the voting of such shares (if an entity), the number of shares owned, if known, and to confirm that the shareholder has received this Joint Proxy Statement and proxy cards in the mail. If the information solicited agrees with the information provided to the Agent, then the Agent’s representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder’s instructions on each proposal. The Agent’s representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Joint Proxy Statement. The Agent will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter by first class mail to confirm his or her vote and asking the shareholder to call the Agent immediately if his or her votes are not correctly reflected in the confirmation.

     If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy by telephone or by the Internet, the shareholder may still submit the proxy cards originally sent with this Joint Proxy Statement or may attend in person. Should shareholders require additional information regarding the proxy solicitation or replacement proxy cards, they may contact the Agent toll-free at (866) 615-7262. Any proxy given by a shareholder, whether in writing, by telephone or by the Internet, is revocable by the shareholder.

SHAREHOLDER PROPOSALS

     Proposals of shareholders which are intended to be presented at a future shareholders’ meeting must be received by a Fund within a reasonable time prior to the Funds’ solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements, and there is no guarantee that any proposal will be presented at a shareholder meeting.

DELIVERY OF PROXY STATEMENTS

     The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. Shareholders who currently receive multiple copies of this Joint Proxy Statement at their address and would like to request “householding” of future communications from the Funds should contact their broker or the Adviser at (212) 644-1800. If, at any time in the future, you no longer wish to participate in “householding” and in the future would prefer to receive a separate proxy statement, please direct a written request to the Adviser or call toll-free (877) 485-8586.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXIES IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By order of the Board of Trustees,

[signature]

Rahul D. Sharma
Secretary

Exhibit A

Securities Beneficially Owned by Each Trustee Nominee by Dollar Range*

     The table below sets forth the dollar range of equity securities beneficially owned by each Trustee Nominee in each Fund as of May 19, 2010.

	Interested Trustee Nominee	Independent Trustee Nominees
Name of Fund	Cullen	Campbell	Fredericks	Garry

Cullen High Dividend
Equity Fund
	E	A	A	A
Cullen International High
Dividend Fund
	E	A	A	A
Cullen Small Cap Value
Fund
	E	A	A	A
Aggregate Dollar Range
of Equity Securities
Owned	E	A	A	A

*	Key to Dollar Ranges

A.	None
B.	$1 - $10,000
C.	$10,001 - $50,000
D.	$50,001 - $100,000
E.	Over $100,000

A-1

Exhibit B

Trustee Nominee Compensation Table

     The following tables shows the compensation earned by each Trustee for the Trust’s fiscal year ended June 30, 2009. No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of the Trust’s expenses.

Name and Position	Aggregate Compensation From High Dividend Equity Fund	Aggregate Compensation from International High Dividend Fund	Total Compensation from Funds and Fund Complex Paid to Trustees

Robert J. Garry,	$12,000	$12,000	$24,000
Independent Trustee

Stephen G. Fredericks,	$12,000	$12,000	$24,000
Independent Trustee

James P. Cullen,	$0	$0	$0
Interested Trustee

     Each incumbent Trustee attended each meeting of the Board held during the fiscal year of the Trust ended June 30, 2009. It is expected that the Trustees will continue to meet at least four times a year at regularly scheduled intervals.

B-1

Exhibit C

Audit Committee Charter

Organization

The Audit Committee of the Board of Trustees shall be composed of Trustees who are independent of the management of the Cullen Funds Trust (the “Trust”) and are free of any relationship which, in the opinion of the Board of Trustees, would interfere with their exercise of independent judgment as Audit Committee members.

Statement of Policy

Management of the Trust, as overseen by the Board of Trustees, is primarily responsible for the Trust’s internal controls. The Audit Committee shall assist the Trustees in fulfilling their responsibilities to shareholders, potential shareholders and the investment community relating to the reliability of financial reporting, the effectiveness and efficiency of operations, and compliance with applicable laws and regulations. In so doing, the Board of Trustees and the Audit Committee should make it clear to the auditors that the Board of Trustees, as representatives of the shareholders, not management, should be the client. Further, the Audit Committee shall be responsible for maintaining free and open communication among the Trustees, the independent auditors, the Trust’s Controller and other management of the Trust.

Responsibilities

In carrying out these responsibilities, the Audit Committee believes its policies and procedures should be flexible so that it can best react to changing conditions to provide the Trustees and shareholders with reasonable assurance that the Trust’s accounting and reporting practices are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will, as necessary and appropriate:

  Create open lines of communication between the independent auditors and the Audit Committee.

  Review and recommend to the Trustees the independent auditors to be selected to audit the Trust’s financial statements. In addition, the Audit Committee should review the auditors’ fees to determine whether they are appropriate for the services rendered.

  If recommended by the independent auditors, meet with such auditors prior to the commencement of the audit each year to review the scope of the audit and the audit procedures to be performed.

  Meet with the independent auditors at the conclusion of each audit to review the results of the audit, including any comments or recommendations of the independent auditors. Further, the Audit Committee should report the results of the annual audit to the Board of Trustees.

  Confirm and ensure the independence of the independent auditors, and review the tax, management consulting or other services provided by the independent auditors to the Trust or its investment adviser or any of their respective affiliates, and the related fees paid to the independent auditors for such services.

  Review the adequacy and effectiveness of the Trust’s internal controls, including the controls over computerized information systems, with the independent auditors and the Trust’s financial and accounting personnel, and elicit recommendations for improving internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls in exposing any payments, transactions or procedures that might be deemed illegal or otherwise improper.

  Review legal and regulatory matters that may have a material effect on the financial statements, the Trust’s related compliance policies and programs, and the related reports received from regulators.

C-1

  Inquire of management and the independent auditors regarding significant risks or exposures, and assess the steps management of the Trust has taken or proposes to take to minimize such risks and exposures.

  Review with management and the independent auditors the audited financial statements contained in the annual report to shareholders. Further, the Audit Committee should inquire of the auditors regarding their qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosures. Also, the Audit Committee should inquire of the auditors regarding their reasoning in accepting or questioning management’s significant estimates.

  Inquire of the auditors regarding their judgments about whether management’s accounting principles and estimates are conservative, moderate or aggressive from the perspective of income, assets and liability recognition, and whether those principles are common practices or unusual practices. Also, the Audit Committee should discuss with the auditors how the Trust’s choices of accounting principles and disclosure practices may affect shareholders’ and prospective shareholders’ views and attitudes about the Trust.

  Request that management inform the Audit Committee of all new or changed significant accounting principles and disclosure practices on a timely basis. Further, the Audit Committee should inquire of the auditors regarding their judgments and reasoning regarding the appropriateness of any changes or proposed changes, as well as the appropriateness of the accounting principles and disclosure practices management employs for new transactions or events.

  Meet separately with the independent auditors outside the presence of management. Among the items to be discussed should be the independent auditors’ evaluation of the Trust’s financial, accounting and internal auditing personnel, and the cooperation that the independent auditors received during the audit.

  Review with the Trust’s management the adequacy of the accounting and finance human resources and succession planning.

  Investigate any matters brought to the Audit Committee’s attention which are within the scope of its duties, and retain outside counsel or other professionals to investigate the matters if, in the Audit Committee’s judgment, such retention is appropriate.

  Submit the minutes of all meetings of the Audit Committee to, or discuss the matters considered at each Audit Committee meeting with, the Board of Trustees.

C-2

Exhibit D

Affected Classes

Fund	Affected Class

Cullen High Dividend Equity Fund	Retail Class, Class C, Class R1 and Class
R2

Cullen International High Dividend Fund	Retail Class, Class C, Class R1 and Class
R2

Cullen Small Cap Value Fund	Retail Class and Class C

D-1

Exhibit E

Rule 12b-1 Distribution Plans

CULLEN HIGH DIVIDEND EQUITY FUND

Retail Class Shares

The following Distribution Plan (the "Plan") has been adopted pursuant to Rule 12b-l under the Investment Company Act of 1940, as amended (the "Act"), by Cullen Funds Trust (the "Trust"), a Delaware trust, on behalf of the Cullen International High Dividend Fund (the "Fund"), a series of the Trust. The Plan has been approved by a majority of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any Rule 12b-1 Agreement (as defined below) (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such Plan. In approving the Plan, the Board of Trustees determined that adoption of the Plan would be prudent and in the best interests of the Fund and its shareholders. Such approval by the Board of Trustees included a determination, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The provisions of the Plan are as follows:

1.	PAYMENTS BY THE FUND TO PROMOTE THE SALE OF FUND SHARES

     (a) The Trust, on behalf of the Fund, may pay the distributor, as determined by the Trust (the “Distributor"), as a principal underwriter of the Fund's shares, a distribution fee of up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. The Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement (the "Rule 12b-1 Agreement") with respect to the Fund. Payment of these fees shall be made pursuant to the terms of a written distribution agreement between the Trust and the Distributor.

     (b) No Rule l2b-1 Agreement shall be entered into with respect to the Fund and no payments shall be made pursuant to any Rule 12b-1 Agreement, unless such Rule 12b-l Agreement is in writing and the form of which has first been delivered to and approved by a vote of a majority of the Trust's Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Rule 12b-l Agreement. The form of Rule 12b-1 Agreement relating to the Fund attached hereto as Appendix A has been approved by the Trust's Board of Trustees as specified above.

     (c) Any Rule 12b-1 Agreement shall describe the services to be performed by the Recipient and shall specify the amount of, or the method for determining, the compensation to the Recipient.

2.	QUARTERLY REPORTS

     The Distributor shall provide to the Board of Trustees, and the Trustees shall review at least quarterly, a written report of all amounts expended pursuant to the Plan. This report shall include the identity of the Recipient of each payment and the purpose for which the amounts were exceeded and such other information as the Board of Trustees may reasonably request.

3.	EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective immediately upon approval by the vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the approval of the Plan. The Plan shall continue in effect for a period of one year from its effective date unless terminated pursuant to its terms. Thereafter, the Plan shall continue with respect to the Fund from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan, or any Rule 12b-1 Agreement, may be terminated with respect to the Fund at any time, without penalty, on not more than sixty (60) days’ written notice by a majority vote of shareholders of such Fund, or by vote of a majority of the Disinterested Trustees.

4.	SELECTION OF DISINTERESTED TRUSTEES

     During the period in which the Plan is effective, the selection and nomination of those Trustees who are Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees.

5.	AMENDMENTS

     All material amendments of the Plan shall be in writing and shall be approved by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment. In addition, the Plan may not be amended to increase materially the amount to be expended by the Fund hereunder without the approval by a majority vote of shareholders of the Fund affected thereby.

6.	RECORDKEEPING

     The Trust shall preserve copies of the Plan, any Rule 12b-1 Agreement and all reports made pursuant to Section 2 for a period of not less than six years from the date of this Plan, any such Rule 12b-1 Agreement or such reports, as the case may be, the first two years in an easily accessible place.

CULLEN HIGH DIVIDEND FUND

Class C Shares

The following Distribution Plan (the “Plan”) has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Act”), by Cullen Funds Trust (the “Trust”), a Delaware statutory trust, on behalf of Cullen High Dividend Equity Fund (the “Fund”), a series of the Trust, with respect to the Class C shares of the fund. The Plan has been approved by a majority of the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any Rule 12b-1 Agreement (as defined below) (the “Disinterested Trustees”), cast in person at a meeting called for the purpose of voting on such Plan.

In approving the Plan, the Board of Trustees determined that adoption of the Plan would be prudent and in the best interests of the Fund and its Class C shareholders. Such approval by the Board of Trustees included a determination, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its Class C shareholders.

The Trust is a statutory trust organized under the laws of the State of Delaware, is authorized to issue different series and classes of securities, and is an open-end management investment company registered under the Act. ALPS Distributors, Inc. (the “Distributor”) is the principal underwriter and distributor for the shares of the fund, including Class C shares of the Fund, pursuant to the Distribution Agreement between the Distributor and the Trust on behalf of the Fund (the “Distribution Agreement”).

The provisions of the Plan are as follows:

1.	PAYMENT BY CLASS C OF THE FUND TO PROMOTE THE SALE OF CLASS C FUND SHARES

     (a) In consideration for the services provided and the expenses incurred by the Distributor pursuant to the Distribution Agreement, all with respect to Class C shares, the Trust shall pay to the Distributor, out of the assets of Class C, a fee in connection with distribution-related services of up to 0.75% on an annualized basis of the average daily net assets of such Class, as may be determined by the Trust’s Board of Trustees or agreed by the Distributor from time to time.

     (b) In addition to the amounts described in (a) above, the Trust shall pay, out of the assets of Class C, (i) to the Distributor for payment to dealers or others, or (ii) directly to others, an amount of up to 0.25% on an annualized basis of the average daily net assets of such Class, as may be determined by the Trust’s Board of Trustees from time to time, as a service fee pursuant to dealer or servicing agreements which have been approved from time to time by vote of a majority of the Trust’s Board of Trustees and of the Disinterested Trustees.

2.	USE OF PAYMENTS

     (a) The Distributor shall use the monies paid to it pursuant to paragraph 1 (a) above to assist in the distribution and promotion of Class C shares. Payments made to the Distributor under the Plan may be used for, among other things, printing and distribution of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements and other distribution-related expenses, including a pro-rated portion of the compensation related to sales and marketing personnel, and other overhead expenses of the Distributor attributable to the distribution of Class C shares, as well as for additional distribution fees paid to securities dealers and others, who have executed agreements with the Trust or the Distributor, the forms of which have been approved from time to time by vote of a majority of the Trust’s Board of Trustees and of the Disinterested Trustees. In addition, such fees may be used to pay for advancing the commission costs to dealers or others with respect to the sale of Class C shares.

     (b) The monies to be paid pursuant to paragraph 1(b) above shall be used to pay dealers or others for, among other things, furnishing personal services and maintaining shareholder accounts, which services include assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; confirming that customers have received the Prospectus and Statement of Additional Information, if applicable; assisting customers in maintaining proper records with the Trust; answering questions relating to their respective accounts; and aiding in maintaining the investment of their respective customers in Class C. Any amounts paid under this paragraph 2(b) shall be paid pursuant to a servicing or other agreement, the form of which has been approved from time to time by vote of a majority of the Trust’s Board of Trustees, and of the Disinterested Trustees.

3.	QUARTERLY REPORTS

     The Distributor shall report to the Trust at least quarterly on the amount and the use of the monies paid to it under paragraph 1(a) above. In addition, the Distributor and others shall inform the Trust quarterly and in writing of the amounts paid under paragraph 1(b) above; both the Distributor and any others receiving fees under the Plan shall furnish the Board of Trustees of the Trust with such other information as the Board may reasonably request in connection with the payments made under the Plan with respect to Class C and the use thereof by the Distributor and others in order to enable the Board to make an informed determination of the amount of the Trust’s payments and whether the Plan should be continued with respect to Class C.

     The Officers of the Trust shall provide to the Board of Trustees, and the Trustees shall review, at least quarterly, a written report of all amounts expended pursuant to the Plan. This report shall include the identity of the recipient of each payment and the purpose for which the amounts were expended and such other information as the Board of Trustees may reasonably request.

4.	EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective as if the date Class C shares are first offered upon approval by the vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the approval of the Plan. The Plan shall continue in effect for a period of one year from its effective date unless terminated pursuant to its terms. Thereafter, the Plan shall continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan, or any Rule 12b-1 Agreement, may be terminated at any time, without penalty, on not more than sixty (60) days’ written notice by a majority of the outstanding voting securities of Class C, or by vote of a majority of the Disinterested Trustees.

5.	SELECTION OF DISINTERESTED TRUSTEES

     During the period in which the Plan is effective, the selection and nomination of those Trustees who are Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees.

6.	FUND GOVERNANCE STANDARDS

     During the period in which the Plan is effective, the Board of Trustees shall comply with the definition of fund governance standards as defined in Rule 0-1(a)(7) under the Act.

7.	AMENDMENTS

     All material amendments of the Plan shall be in writing and shall be approved by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment. In addition, the Plan may not be amended to increase materially the amount to be expended hereunder without approval by vote of a majority of the outstanding voting securities of Class C.

8.	RECORDKEEPING

     The Trust shall preserve copies of the Plan, any Rule 12b-1 Agreement and all reports made pursuant to Section 2 for a period of not less than six years from the date of the Plan, any such Rule 12b-1 Agreement or such reports, as the case may be, the first two years in an easily accessible place.

9.	FUND GOVERNANCE STANDARDS

     Consistent with the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust, any obligation assumed by Class C of the Fund pursuant to this Plan and any agreement related to this Plan shall be limited in all cases to Class C of the Fund and its assets and shall not constitute an obligation of any shareholder of the Trust or of any other class of the Fund, any other series of the Trust or any other class of such series.

CULLEN HIGH DIVIDEND EQUITY FUND

Class R1 and R2 Shares

The following Distribution Plan (the "Plan") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), by Cullen Funds Trust (the "Trust”), a Delaware statutory trust, on behalf of Cullen High Dividend Equity Fund (the "Fund"), a series of the Trust, with respect to the Class Rl and R2 shares of the Fund. The Plan has been approved by a majority of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any Rule 12b-1 Agreement (as defined below) (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such Plan.

In approving the Plan, the Board of Trustees determined that adoption of the Plan would be prudent and in the best interests of the Fund and its Class Rl and R2 shareholders. Such approval by the Board of Trustees included a determination" in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan win benefit the Fund and its Class Rl and R2 shareholders.

The Trust is a statutory trust organized under the laws of the State of Delaware, is authorized to issue different series and classes of securities, and is an open-end management investment company registered under the Act. ALPS Distributors, Inc. (the "Distributor") is the principal underwriter and distributor for the shares of the Fund, including Class Rl and R2 shares of the Fund, pursuant to the Distribution Agreement between the Distributor and the Trust on behalf of the Fund (the "Distribution Agreement").

The provisions of the Plan are as follows:

1.	PAYMENTS BY CLASS R1 AND R2 SHARES OF THE FUND TO PROMOTE THE SALE OF CLASS Rl AND R2 FUND SHARES

     In consideration for the services provided and the expenses incurred by the Distributor pursuant to the Distribution Agreement, all with respect to Class R1 and R2 shares, the Trust shall pay to the Distributor, out of the assets of Class Rl and R2 shares, a fee in connection with distribution-related services of up to 0.50% and 0.25%, respectively, on an annualized basis of the average daily net assets of such Class Rl and R2 shares, as may be determined by the Trust's Board of Trustees or agreed by the Distributor from time to time. The Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement (the "Rule 12b-l Agreement") with respect to the Class R1 and R2 shares. Payment of these fees shall be made pursuant to the terms of a written distribution agreement between the Trust and the Distributor.

2.	USE OF PAYMENTS

     (a) The Distributor shall use the monies paid to it to assist in the distribution and promotion of Class R1 and R2 shares. Payments made to the Distributor under the Plan may be used for, among other things, printing and distribution of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements and other distribution-related expenses, including a pro-rated portion of the compensation related to sales and marketing personnel, and other overhead expenses of the Distributor attributable to the distribution of Class R1 and R2 shares, as well as for additional distribution fees paid to securities dealers and others, who have executed agreements with the Trust or the Distributor, the forms of which have been approved from time to time by vote of a majority of the Trust’s Board of Trustees and of the Disinterested Trustees. In addition, such fees may be used to pay for advancing the commission costs to dealers or others with respect to the sale of Class R1 and R2 shares.

3.	QUARTERLY REPORTS

     The Distributor shall provide to the Board of Trustees, and the Trustees shall review, at least quarterly, a written report of all amounts expended pursuant to the Plan. This report shall include the identity of the recipient of each payment and the purpose for which the amounts were expended and such other information as the Board of Trustees may reasonably request.

4.	EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective as if the date Class R1 and R2 shares are first offered upon approval by the vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the approval of the Plan. The Plan shall continue in effect for a period of one year from its effective date unless terminated pursuant to its terms. Thereafter, the Plan shall continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan, or any Rule 12b-1 Agreement, as to either Class R1 or R2, may be terminated at any time, without penalty, on not more than sixty (60) days’ written notice by a majority of the outstanding voting securities of Class R1 or R2 shares, as applicable, or by vote of a majority of the Disinterested Trustees.

5.	SELECTION OF DISINTERESTED TRUSTEES

     During the period in which the Plan is effective, the selection and nomination of those Trustees who are Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees.

6.	FUND GOVERNANCE STANDARDS

     During the period in which the Plan is effective, the Board of Trustees shall comply with the definition of fund governance standards as defined in Rule 0-1(a)(7) under the Act.

7.	AMENDMENTS

     All material amendments of the Plan shall be in writing and shall be approved by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment. In addition, the Plan may not be amended as to either Class R1 or R2 to increase materially the amount to be expended hereunder with respect to such Class without approval by vote of a majority of the outstanding voting securities of Class R1 or R2, as applicable.

8.	RECORDKEEPING

     The Trust shall preserve copies of the Plan, any Rule 12b-1 Agreement and all reports made pursuant to Section 3 for a period of not less than six years from the date of the Plan, any such Rule 12b-1 Agreement or such reports, as the case may be, the first two years in an easily accessible place.

9.	CLASS R1 AND R2 OBLIGATIONS

     Consistent with the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust, any obligation assumed by Class R1 or R2 shares of the Fund pursuant to this Plan and any agreement related to this Plan shall be limited in all cases to Class R1 or R2 shares of the Fund, as applicable, and its respective assets and shall not constitute an obligation of any shareholder of the Trust or of any other class of the Fund, any other series of the Trust or any other class of such series.

CULLEN INTERNATIONAL HIGH DIVIDEND FUND

Retail Class Shares

The following Distribution Plan (the "Plan") has been adopted pursuant to Rule 12b-l under the Investment Company Act of 1940, as amended (the "Act"), by Cullen Funds Trust (the "Trust"), a Delaware trust, on behalf of the Cullen International High Dividend Fund (the "Fund"), a series of the Trust. The Plan has been approved by a majority of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any Rule 12b-1 Agreement (as defined below) (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such Plan.

In approving the Plan, the Board of Trustees determined that adoption of the Plan would be prudent and in the best interests of the Fund and its shareholders. Such approval by the Board of Trustees included a determination, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The provisions of the Plan are as follows:

1.	PAYMENTS BY THE FUND TO PROMOTE THE SALE OF FUND SHARES

     (a) The Trust, on behalf of the Fund, may pay the distributor, as determined by the Trust (the "Distributor"), as a principal underwriter of the Fund's shares, a distribution fee of up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. The Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement (the "Rule 12b-1 Agreement") with respect to the Fund. Payment of these fees shall be made pursuant to the terms of a written distribution agreement between the Trust and the Distributor.

     (b) No Rule l2b-1 Agreement shall be entered into with respect to the Fund and no payments shall be made pursuant to any Rule 12b-1 Agreement, unless such Rule 12b-l Agreement is in writing and the form of which has first been delivered to and approved by a vote of a majority of the Trust's Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Rule 12b-l Agreement. The form of Rule 12b-1 Agreement relating to the Fund attached hereto as Appendix A has been approved by the Trust's Board of Trustees as specified above.

2.	QUARTERLY REPORTS

     The Distributor shall provide to the Board of Trustees, and the Trustees shall review at least quarterly, a written report of all amounts expended pursuant to the Plan. This report shall include the identity of the Recipient of each payment and the purpose for which the amounts were exceeded and such other information as the Board of Trustees may reasonably request.

3.	EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective immediately upon approval by the vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the approval of the Plan. The Plan shall continue in effect for a period of one year from its effective date unless terminated pursuant to its terms. Thereafter, the Plan shall continue with respect to the Fund from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan, or any Rule 12b-1 Agreement, may be terminated with respect to the Fund at any time, without penalty, on not more than sixty (60) days’ written notice by a majority vote of shareholders of such Fund, or by vote of a majority of the Disinterested Trustees.

4.	SELECTION OF DISINTERESTED TRUSTEES

     During the period in which the Plan is effective, the selection and nomination of those Trustees who are Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees.

5.	AMENDMENTS

     All material amendments of the Plan shall be in writing and shall be approved by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment. In addition, the Plan may not be amended to increase materially the amount to be expended by the Fund hereunder without the approval by a majority vote of shareholders of the Fund affected thereby.

6.	RECORDKEEPING

     The Trust shall preserve copies of the Plan, any Rule 12b-1 Agreement and all reports made pursuant to Section 2 for a period of not less than six years from the date of this Plan, any such Rule 12b-1 Agreement or such reports, as the case may be, the first two years in an easily accessible place.

CULLEN INTERNATIONAL HIGH DIVIDEND FUND

Class C Shares

The following Distribution Plan (the "Plan") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), by Cullen Funds Trust (the "Trust"), a Delaware statutory trust, on behalf of Cullen International High Dividend Fund (the "Fund"), a series of the Trust, with respect to the Class C shares of the Fund. The Plan has been approved by a majority of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any Rule 12b-1 Agreement (as defined below) (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such Plan.

In approving the Plan, the Board of Trustees determined that adoption of the Plan would be prudent and in the best interests of the Fund and its Class C shareholders. Such approval by the Board of Trustees included a determination, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its Class C shareholders.

The Trust is a statutory trust organized under the laws of the State of Delaware, is authorized to issue different series and classes of securities, and is an open-end management investment company registered under the Act. ALPS Distributors, Inc. (the "Distributor") is the principal underwriter and distributor for the shares of the Fund, including Class C shares of the Fund, pursuant to the Distribution Agreement between the Distributor and the Trust on behalf of the Fund (the "Distribution Agreement").

The provisions of the Plan are as follows:

1.	PAYMENTS BY CLASS C OF THE FUND TO PROMOTE THE SALE OF CLASS C FUND SHARES

     (a) In consideration for the services provided and the expenses incurred by the Distributor pursuant to the Distribution Agreement, all with respect to Class C shares, the Trust shall pay to the Distributor, out of the assets of Class C, a fee in connection with distribution-related services of up to 0.75% on an annualized basis of the average daily net assets of such Class, as may be determined by the Trust's Board of Trustees or agreed by the Distributor from time to time.

     (b) In addition to the amounts described in (a) above, the Trust shall pay, out of the assets of Class C, (i) to the Distributor for payment to dealers or others, or (ii) directly to others, an amount of up to 0.25% on an annualized basis of the average daily net assets of such Class, as may be determined by the Trust’s Board of Trustees from time to time, as a service fee pursuant to dealer or servicing agreements which have been approved from time to time by vote of a majority of the Trust’s Board of Trustees and of the Disinterested Trustees.

2.	USE OF PAYMENTS

     (a) The Distributor shall use the monies paid to it pursuant to paragraph 1 (a) above to assist in the distribution and promotion of Class C shares. Payments made to the Distributor under the Plan may be used for, among other things, printing and distribution of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements and other distribution-related expenses, including a pro-rated portion of the compensation related to sales and marketing personnel, and other overhead expenses of the Distributor attributable to the distribution of Class C shares, as well as for additional distribution fees paid to securities dealers and others, who have executed agreements with the Trust or the Distributor, the forms of which have been approved from time to time by vote of a majority of the Trust’s Board of Trustees and of the Disinterested Trustees. In addition, such fees may be used to pay for advancing the commission costs to dealers or others with respect to the sale of Class C shares.

     (b) The monies to be paid pursuant to paragraph 1(b) above shall be used to pay dealers or others for, among other things, furnishing personal services and maintaining shareholder accounts, which services include assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; confirming that customers have received the Prospectus and Statement of Additional Information, if applicable; assisting customers in maintaining proper records with the Trust; answering questions relating to their respective accounts; and aiding in maintaining the investment of their respective customers in Class C. Any amounts paid under this paragraph 2(b) shall be paid pursuant to a servicing or other agreement, the form of which has been approved from time to time by vote of a majority of the Trust’s Board of Trustees, and of the Disinterested Trustees.

3.	QUARTERLY REPORTS

     The Distributor shall report to the Trust at least quarterly on the amount and the use of the monies paid to it under paragraph 1(a) above. In addition, the Distributor and others shall inform the Trust quarterly and in writing of the amounts paid under paragraph 1(b) above; both the Distributor and any others receiving fees under the Plan shall furnish the Board of Trustees of the Trust with such other information as the Board may reasonably request in connection with the payments made under the Plan with respect to Class C and the use thereof by the Distributor and others in order to enable the Board to make an informed determination of the amount of the Trust’s payments and whether the Plan should be continued with respect to Class C.

     The Officers of the Trust shall provide to the Board of Trustees, and the Trustees shall review, at least quarterly, a written report of all amounts expended pursuant to the Plan. This report shall include the identity of the recipient of each payment and the purpose for which the amounts were expended and such other information as the Board of Trustees may reasonably request.

4.	EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective as if the date Class C shares are first offered upon approval by the vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the approval of the Plan. The Plan shall continue in effect for a period of one year from its effective date unless terminated pursuant to its terms. Thereafter, the Plan shall continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan, or any Rule 12b-1 Agreement, may be terminated at any time, without penalty, on not more than sixty (60) days’ written notice by a majority of the outstanding voting securities of Class C, or by vote of a majority of the Disinterested Trustees.

5.	SELECTION OF DISINTERESTED TRUSTEES

     During the period in which the Plan is effective, the selection and nomination of those Trustees who are Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees.

6.	FUND GOVERNANCE STANDARDS

     During the period in which the Plan is effective, the Board of Trustees shall comply with the definition of fund governance standards as defined in Rule 0-1(a)(7) under the Act.

7.	AMENDMENTS

     All material amendments of the Plan shall be in writing and shall be approved by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment. In addition, the Plan may not be amended to increase materially the amount to be expended hereunder without approval by vote of a majority of the outstanding voting securities of Class C.

8.	RECORDKEEPING

     The Trust shall preserve copies of the Plan, any Rule 12b-1 Agreement and all reports made pursuant to Section 2 for a period of not less than six years from the date of the Plan, any such Rule 12b-1 Agreement or such reports, as the case may be, the first two years in an easily accessible place.

9.	FUND GOVERNANCE STANDARDS

     Consistent with the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust, any obligation assumed by Class C of the Fund pursuant to this Plan and any agreement related to this Plan shall be limited in all cases to Class C of the Fund and its assets and shall not constitute an obligation of any shareholder of the Trust or of any other class of the Fund, any other series of the Trust or any other class of such series.

CULLEN INTERNATIONAL HIGH DIVIDEND FUND

Class R1 and R2 Shares

The following Distribution Plan (the "Plan") has been adopted pursuant to Rule 12b-l under the Investment Company Act of 1940, as amended (the "Act"), by Cullen Funds Trust (the "Trust"), a Delaware statutory Trust, on behalf of Cullen International High Dividend Fund (the "'Fund"), a series of the Trust, with respect to the Class R1 and R2 shares of the Fund. The Plan has been approved by a majority of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any Rule 12b-l Agreement (as defined below) (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such Plan.

In approving the Plan, the Board of Trustees determined that adoption of the Plan would be prudent and in the best interests of the Fund and its Class Rl and R2 shareholders. Such approval by the Board of Trustees included a determination, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its Class Rl and R2 shareholders.

The Trust is a statutory trust organized under the laws of the State of Delaware, is authorized to issue different series and classes of securities, and is an open-end management investment company registered under the Act. ALPS Distributors, Inc. (the "Distributor") is the principal underwriter and distributor for the shares of the Fund, including Class Rl and R2 shares of the Fund, pursuant to the Distribution Agreement between the Distributor and the Trust on behalf of the Fund (the "Distribution Agreement").

The provisions of the Plan are as follows:

1.	PAYMENTS BY CLASS Rl AND R2 SHARES OF THE FUND TO PROMOTE THE SALE OF CLASS Rl AND R2 FUND SHARES

     In consideration for the services provided and the expenses incurred by the Distributor pursuant to the Distribution Agreement, all with respect to Class Rl and R2 shares, the Trust shall pay to the Distributor, out of the assets of Class Rl and R2 shares, a fee in connection with distribution-related services of up to 0.50% and 0.25%, respectively, on an annualized basis of the average daily net assets of such Class Rl and R2 shares, as may be determined by the Trust's Board of Trustees or agreed by the Distributor from time to time. The Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement (the "Rule 12b-l Agreement") with respect to the Class R1 and R2 shares. Payment of these fees shall be made pursuant to the terms of a written distribution agreement between the Trust and the Distributor.

2.	USE OF PAYMENTS

     (a) The Distributor shall use the monies paid to it pursuant to paragraph 1 (a) above to assist in the distribution and promotion of Class R1 and R2 shares. Payments made to the Distributor under the Plan may be used for, among other things, printing and distribution of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements and other distribution-related expenses, including a pro-rated portion of the compensation related to sales and marketing personnel, and other overhead expenses of the Distributor attributable to the distribution of Class R1 and R2 shares, as well as for additional distribution fees paid to securities dealers and others, who have executed agreements with the Trust or the Distributor, the forms of which have been approved from time to time by vote of a majority of the Trust’s Board of Trustees and of the Disinterested Trustees. In addition, such fees may be used to pay for advancing the commission costs to dealers or others with respect to the sale of Class R1 and R2 shares.

3.	QUARTERLY REPORTS

     The Distributor shall provide to the Board of Trustees, and the Trustees shall review, at least quarterly, a written report of all amounts expended pursuant to the Plan. This report shall include the identity of the recipient of each payment and the purpose for which the amounts were expended and such other information as the Board of Trustees may reasonably request.

4.	EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective as if the date Class R1 and R2 shares are first offered upon approval by the vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the approval of the Plan. The Plan shall continue in effect for a period of one year from its effective date unless terminated pursuant to its terms. Thereafter, the Plan shall continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan, or any Rule 12b-1 Agreement, as to either Class R1 or R2, may be terminated at any time, without penalty, on not more than sixty (60) days’ written notice by a majority of the outstanding voting securities of Class R1 or R2 shares, as applicable, or by vote of a majority of the Disinterested Trustees.

5.	SELECTION OF DISINTERESTED TRUSTEES

     During the period in which the Plan is effective, the selection and nomination of those Trustees who are Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees.

6.	FUND GOVERNANCE STANDARDS

     During the period in which the Plan is effective, the Board of Trustees shall comply with the definition of fund governance standards as defined in Rule 0-1(a)(7) under the Act.

7.	AMENDMENTS

     All material amendments of the Plan shall be in writing and shall be approved by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment. In addition, the Plan may not be amended as to either Class R1 or R2 to increase materially the amount to be expended hereunder with respect to such Class without approval by vote of a majority of the outstanding voting securities of Class R1 or R2, as applicable.

8.	RECORDKEEPING

     The Trust shall preserve copies of the Plan, any Rule 12b-1 Agreement and all reports made pursuant to Section 3 for a period of not less than six years from the date of the Plan, any such Rule 12b-1 Agreement or such reports, as the case may be, the first two years in an easily accessible place.

9.	CLASS R1 AND R2 OBLIGATIONS

     Consistent with the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust, any obligation assumed by Class R1 or R2 shares of the Fund pursuant to this Plan and any agreement related to this Plan shall be limited in all cases to Class R1 or R2 shares of the Fund, as applicable, and its respective assets and shall not constitute an obligation of any shareholder of the Trust or of any other class of the Fund, any other series of the Trust or any other class of such series.

CULLEN SMALL CAP VALUE FUND

Retail Class, Class C, Class R1 and Class R2 Shares

The following Distribution Plan (the "Plan") has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), by Cullen Funds Trust (the "Trust"), a Delaware statutory trust, on behalf of Cullen Small Cap Value Fund (the “Fund”), a series of the Trust, with respect to the Retail Class, Class C, Class R1 and Class R2 shares of the Fund. The Plan has been approved by a majority of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any Rule 12b-1 Agreement (as defined below) (the "Disinterested Trustees"), cast in person at a meeting called for the purpose of voting on such Plan.

In approving the Plan, the Board of Trustees determined that adoption of the Plan would be prudent and in the best interests of the Fund and its respective Retail Class, Class C, Class R1 and Class R2 shareholders. Such approval by the Board of Trustees included a determination, in the exercise of its reasonable business judgment and in light of its fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and its Class R1 and R2 shareholders.

The Trust is a statutory trust organized under the laws of the State of Delaware, is authorized to issue different series and classes of securities, and is an open-end management investment company registered under the Act. ALPS Distributors Inc. (the "Distributor") is the principal underwriter and distributor for the shares of the Fund, including the Retail Class, Class C, Class R1 and Class R2 shares of the Fund, pursuant to the Distribution Agreement between the Distributor and the Trust on behalf of the Fund (the "Distribution Agreement").

The provisions of the Plan are as follows:

1.	PAYMENTS BY RETAIL CLASS SHARES OF THE FUND TO PROMOTE THEIR SALE

     In consideration for the services provided and the expenses incurred by the Distributor pursuant to the Distribution Agreement, the Trust, on behalf of the Fund, shall pay to the Distributor, out of the assets of Retail Class shares, a fee in connection with distribution-related services of up to 0.25% on an annualized basis of the average daily net assets of the Retail Class, as may be determined by the Trust’s Board of Trustees or agreed by the Distributor from time to time. The Distributor may pay all or a portion of these fees to any registered securities dealer, financial institution or any other person (a “Recipient”) who renders assistance in distributing or promoting the sale of Retail Class shares, or who provides certain shareholder services, pursuant to a written agreement (the “Rule 12b-1 Agreement”) with respect to the Retail Class. Payment of these fees shall be made pursuant to the terms of a written distribution agreement between the Trust and the Distributor.

2.	PAYMENTS BY CLASS C SHARES OF THE FUND TO PROMOTE THEIR SALE

     (a) In consideration for the services provided and the expenses incurred by the Distributor pursuant to the Distribution Agreement, the Trust, on behalf of the Fund, shall pay to the Distributor, out of the assets of Class C shares, a fee in connection with distribution-related services of up to 0.75% on an annualized basis of the average daily net assets of Class C, as may be determined by the Trust’s Board of Trustees or agreed by the Distributor from time to time. The Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of Class C shares, or who provides certain shareholder services, pursuant to a Rule 12b-1 Agreement with respect to Class C. Payment of these fees shall be made pursuant to the terms of a written distribution agreement between the Trust and the Distributor.

     (b) In addition to the amounts described in (a) above, the Trust shall pay, out of the assets of Class C, (i) to the Distributor for payment to dealers or others, or (ii) directly to others, an amount of up to 0.25% on an annualized basis of the average daily net assets of Class C, as may be determined by the Trust’s Board of Trustees from time to time, as a service fee pursuant to dealer or servicing agreements which have been approved from time to time by vote of a majority of the Trust’s Board of Trustees and of the Disinterested Trustees.

3.	PAYMENTS BY CLASS R1 AND R2 SHARES OF THE FUND TO PROMOTE THEIR SALE

     In consideration for the services provided and the expenses incurred by the Distributor pursuant to the Distribution Agreement, all with respect to Class R1 and R2 shares, the Trust, on behalf of the Fund, shall pay to the Distributor, out of the respective assets of Class R1 and R2 shares, a fee in connection with distribution-related services of up to 0.50% and 0.25%, respectively, on an annualized basis of the average daily net assets of such Class R1 and Class R2 shares, as may be determined by the Trust's Board of Trustees or agreed by the Distributor from time to time. The Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of Class R1 shares or Class R2 shares, as applicable, or who provides certain shareholder services, pursuant to a Rule 12b-1 Agreement with respect to the Class R1 or Class R2 shares, as applicable. Payment of these fees shall be made pursuant to the terms of a written distribution agreement between the Trust and the Distributor.

4.	USE OF PAYMENTS

     (a) The Distributor shall use the monies paid to it pursuant to paragraph 1, 2(a) and 3 above to assist in the distribution and promotion of, respectively, Retail Class, Class C and Class R1 or Class R2 (as applicable) shares or with respect to the provision of personal services to the holders of such shares. Payments made to the Distributor under the Plan may be used for, among other things, and without limitation, printing and distribution of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements and other distribution-related expenses, including a pro-rated portion of the compensation related to sales and marketing personnel, and other overhead expenses of the Distributor attributable to the distribution of such respective shares, as well as for additional distribution fees paid to securities dealers and others, who have executed agreements with the Trust or the Distributor, the forms of which have been approved from time to time by vote of a majority of the Trust’s Board of Trustees and of the Disinterested Trustees. In addition, such fees may be used to pay for advancing the commission costs to dealers or others with respect to the sale of such respective shares, maintaining customer accounts and records, assisting with purchase and redemption requests, and confirming delivery to customers of the Fund’s prospectus and/or statement of additional information.

     (b) The monies to be paid pursuant to paragraph 2(b) above shall be used to pay dealers or others for, among other things, furnishing personal services and maintaining shareholder accounts, which services include assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; confirming that customers have received the Fund’s prospectus and/or statement of additional information, if applicable; assisting customers in maintaining proper records with the Trust; answering questions relating to customers’ respective accounts; and aiding in maintaining the investment of their respective customers in Class C shares. Any amounts paid under this paragraph 4(b) shall be paid pursuant to a servicing or other agreement, the form of which has been approved from time to time by vote of a majority of the Trust’s Board of Trustees, and of the Disinterested Trustees.

5.	QUARTERLY REPORTS

     The Distributor shall provide to the Board of Trustees, and the Trustees shall review at least quarterly, a written report of all amounts expended pursuant to the Plan. This report shall include the identity of the Recipient of each payment and the purpose for which the amounts were expended and such other information as the Board of Trustees may reasonably request.

6.	EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective with respect to each of the Retail Class, Class C, Class R1 and R2 shares as of the date such shares are first offered upon approval by the vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on the approval of the Plan. The Plan shall continue in effect for a period of one year from its effective date unless terminated pursuant to its terms. Thereafter, the Plan shall continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan, or any Rule 12b-1 Agreement, as to each of the Retail Class, Class C, Class R1 or Class R2, may be terminated at any time, without penalty, on not more than sixty (60) days written notice by a majority of the outstanding voting securities of the Retail Class, Class C, Class R1 or R2 shares, as applicable, or by vote of a majority of the Disinterested Trustees.

7.	SELECTION OF DISINTERESTED TRUSTEES

     During the period in which the Plan is effective, the selection and nomination of those Trustees who are Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees.

8.	FUND GOVERNANCE STANDARDS

     During the period in which the Plan is effective, the Board of Trustees shall comply with the definition of fund governance standards as defined in Rule 0-1(a)(7) under the Act.

9.	AMENDMENTS

     All material amendments of the Plan shall be in writing and shall be approved by a vote of a majority of the Board of Trustees, and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment. In addition, the Plan may not be amended as to any of the Retail Class, Class C, Class R1 or Class R2 to increase materially the amount to be expended hereunder with respect to such Class without approval by vote of the holders of a majority of the outstanding voting securities of the Retail Class, Class C, Class R1 or R2, as applicable.

10.	RECORDKEEPING

     The Trust shall preserve copies of the Plan, any Rule 12b-1 Agreement and all reports made pursuant to Section 5 for a period of not less than six years from the date of the Plan, any such Rule 12b-1 Agreement or such reports, as the case may be, the first two years in an easily accessible place.

11.	RETAIL CLASS, CLASS C, CLASS R1 AND R2 OBLIGATIONS

     Consistent with the limitation of shareholder liability as set forth in the Trust's Declaration of Trust, any obligation assumed by the Retail Class, Class C, Class R1 or R2 shares of the Fund pursuant to this Plan and any agreement related to this Plan shall be limited in all cases to, respectively, Class R1 or R2 shares of the Fund, and its respective assets and shall not constitute an obligation of any shareholder of the Trust or of any other class of the Fund, any other series of the Trust or any other class of such series.

Exhibit F

Rule 12b-1 Distribution Fees Under Distribution Plans

Fund	Class	Distribution (12b-1) Fee (%)
Cullen High Dividend Equity Fund	Retail	0.25
	C	1.00
	R1	0.50
	R2	0.25
Cullen International High Dividend Fund	Retail	0.25
	C	1.00
	R1	0.50
	R2	0.25
Cullen Small Cap Value Fund	Retail	0.25
	C	1.00
	R1	0.50
	R2	0.25

F-1

Exhibit G

Fees Paid Under Distribution Plans For Most Recent Fiscal Year

Fund	Class	Payment Under Distribution Plan
Cullen High Dividend Equity Fund	Retail	$188,772
	C	106,074
	R1*	---
	R2*	---

Cullen International High Dividend Fund	Retail	$103,418
	C	19,636
	R1*	---
	R2*	---

Cullen Small Cap Value Fund	Retail*	$--
	C*	--
	R1*	--
	R2*	--

*No shares were outstanding during the 2009 fiscal year.

G-1

Exhibit H

Fees Paid Under Distribution Plans From January 1, 2009 to April 30, 2010

     From January 1, 2009 to April 30, 2010, each Fund or relevant class has compensated ALPS Distributors or its predecessor for distribution services in an amount set forth below.

Fund	Class	Payment Under Distribution Plan
Cullen High Dividend Equity Fund	Retail	$408,174
	C	$206,529
		3
		1

Cullen International High Dividend Fund	Retail	$174,906
	C	$27,678
	R1	1
	R2	1

Cullen Small Cap Value Fund	Retail	$344

	C	$88

H-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTING BY TELEPHONE. Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTING BY INTERNET. Log on to www.proxyweb.com and follow the on-screen instructions.

VOTING BY MAIL. Complete and return your proxy card in the addressed envelope.

If you vote by telephone or internet, you do not need to mail your proxy.

LABEL BELOW FOR MIS USE ONLY! PO# M-4131 CULLEN FUNDS CARD 1 ORIGINAL 1-UP 6/04/10 KD DOREEN (CULLEN FUNDS TRUST - CARD 1 - M4131 - 2010 DH)	MIS EDITS: # OF CHANGES ___/___ PRF 1___PRF 2___

OK TO PRINT AS IS*_________________________*By signing this form you are authorizing MIS to print this form in its current state.

__________________________________________________________ SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

FORM OF PROXY
CULLEN FUNDS TRUST
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY ___, 2010

999 999 999 999 99

FUND/INSURANCE COMPANY NAME PRINTS HERE
FUND/INSURANCE COMPANY NAME PRINTS HERE
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints James P. Cullen and John C. Gould, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special meeting of Shareholders (the “Meeting”) of the Cullen High Dividend Equity Fund, the Cullen International High Dividend Fund and the Cullen Small Cap Value Fund (each a “Fund”), each of which is a series of Cullen Funds Trust (the “Trust”), to be held at __:__ a.m., Eastern Time, on July __, 2010 at the office of Cullen Capital Management, LLC, 645 Fifth Avenue, New York, New York, 10022, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and accompanying Joint Proxy Statement (the terms of each of which are incorporated by reference herein), revokes any proxy heretofore given with respect to such meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

Date ________________

Signature(s)	(Sign in the Box)

Note: Please sign exactly as name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

Cullen - DH

LABEL BELOW FOR MIS USE ONLY! PO# M-4131 CULLEN FUNDS CARD 1 ORIGINAL 1-UP 6/04/10 KD DOREEN (CULLEN FUNDS TRUST - CARD 1 - M4131 - 2010 DH)	MIS EDITS: # OF CHANGES ___/___ PRF 1___PRF 2___

OK TO PRINT AS IS*_________________________*By signing this form you are authorizing MIS to print this form in its current state.

__________________________________________________________ SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the nominees and “FOR” each of the other proposals as described in the Joint Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxyholder on any other matter that may properly come before the Meeting or adjournment or postponement thereof.

1.	Election of Trustees		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. James P. Cullen	03. Stephen G. Fredericks	☐	☐	☐
	02. Daniel _. Campbell	04. Robert J. Garry
INSTRUCTIONS: To withhold authority to vote for any individual, mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

2.	To conduct such other business as may be properly brought before the Shareholders.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Cullen - DH – 1

Cullen - DH

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTING BY TELEPHONE. Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTING BY INTERNET. Log on to www.proxyweb.com and follow the on-screen instructions.

VOTING BY MAIL. Complete and return your proxy card in the addressed envelope.

If you vote by telephone or internet, you do not need to mail your proxy.

LABEL BELOW FOR MIS USE ONLY! PO# M-4131 CULLEN FUNDS CARD 2 ORIGINAL 1-UP 6/04/10 KD DOREEN (CULLEN FUNDS TRUST - CARD 2 - M4131 - 2010 DH)	MIS EDITS: # OF CHANGES ___/___ PRF 1___PRF 2___

OK TO PRINT AS IS*_________________________*By signing this form you are authorizing MIS to print this form in its current state.

__________________________________________________________ SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

FORM OF PROXY
CULLEN FUNDS TRUST
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY ___, 2010

999 999 999 999 99

FUND/INSURANCE COMPANY NAME PRINTS HERE
FUND/INSURANCE COMPANY NAME PRINTS HERE
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints James P. Cullen and John C. Gould, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special meeting of Shareholders (the “Meeting”) of the Cullen High Dividend Equity Fund, the Cullen International High Dividend Fund and the Cullen Small Cap Value Fund (each a “Fund”), each of which is a series of Cullen Funds Trust (the “Trust”), to be held at __:__ a.m., Eastern Time, on July __, 2010 at the office of Cullen Capital Management, LLC, 645 Fifth Avenue, New York, New York, 10022, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and accompanying Joint Proxy Statement (the terms of each of which are incorporated by reference herein), revokes any proxy heretofore given with respect to such meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

Date ________________

Signature(s)	(Sign in the Box)

Note: Please sign exactly as name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.
Cullen - DH

LABEL BELOW FOR MIS USE ONLY! PO# M-4131 CULLEN FUNDS CARD 2 ORIGINAL 1-UP 6/04/10 KD DOREEN (CULLEN FUNDS TRUST - CARD 2- M4131 - 2010 DH)	MIS EDITS: # OF CHANGES ___/___ PRF 1___PRF 2___

OK TO PRINT AS IS*_________________________*By signing this form you are authorizing MIS to print this form in its current state.

__________________________________________________________ SIGNATURE OF PERSON AUTHORIZING PRINTING DATE

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the other proposals as described in the Joint Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxyholder on any other matter that may properly come before the Meeting or adjournment or postponement thereof.

		FOR	AGAINST	ABSTAIN
1.	Approval and Ratification of Distribution Plans.	☐	☐	☐
2.	Approval and Ratification of Certain Payments made under Distribution Plans.	☐	☐	☐
3.	To conduct such other business as may be properly brought before the Shareholders.	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Cullen - DH - 2